EXHIBIT 10.3

UNIT AGREEMENT FOR THE DEVELOPMENT AND OPERATION OF THE ST. JOHNS GAS UNIT . APACHECOUNTY,ARIZONA I I I I ,, D81/63287028 s.,. .,t 1 , .J ·r

UNIT AGREEMENT
FOR THE DEVELOPMENT AND OPERATION
OF THE

ST. JOHNS GAS UNIT

APACHE COUNTY, ARIZONA

TABLE OF CONTENTS by Sections

SECTION

1.	APPLICABLE LAWS AND REGULATIONS	1
2.	UNIT AREA	2
3.	UNITIZED LAND, UNITIZED SUBSTANCES AND UNIT WELLS, EQUIPMENT AND DATA	4
4.	UNIT OPERATOR	5
5.	RESIGNATION OR REMOVAL OF UNIT OPERATOR	5
6.	SUCCESSOR UNIT OPERATOR	6
7.	ACCOUNTING PROVISIONS AND UNIT OPERATING AGREEMENT	6
8.	RIGHTS AND OBLIGATIONS OF UNIT OPERATOR	7
9.	UNIT DEVELOPMENT	7
10.	PLAN OF FURTHER DEVELOPMENT AND OPERATION	7
11.	PARTICIPATING AREAS	8
12.	ALLOCATION OF PRODUCTION	9
13.	DEVELOPMENT OR OPERATION OF NON-PARTICIPATING LAND OR FORMATIONS	10
14.	ROYALTY SETTLEMENT	11
15.	RENTAL SETTLEMENT	13
16.	CONSERVATION	13
17.	DRAINAGE	13
18.	LEASES AND CONTRACTS CONFORMED AND EXTENDED	14
19.	COVENANTS RUN WITH LAND	15
20.	EFFECTIVE DATE AND TERM	15
21.	ADJUSTMENTS DURING APPROVAL PERIOD	16
22.	APPEARANCES	17
23.	NOTICES	17
24.	NO WAIVER OF CERTAIN RIGHTS	17
25.	UNAVOIDABLE DELAY	17
26.	NONDISCRIMINATION	18
27.	LOSS OF TITLE	18
28.	NON-JOINDER AND SUBSEQUENT JOINDER	18
29.	COUNTERPARTS	19
30.	SURRENDER	19
31.	TAXES	20
32.	NO PARTNERSHIP	20
33.	SURFACE AND ENVIRONMENTAL PROTECTION STIPULATIONS	20
34.	GOVERNING LAW	20
35.	WAIVER OF RIGHTS OF PARTITION	20
36.	ENTIRE AGREEMENT	20
37.	AMENDMENT AND WAIVER	20
38.	NO THIRD PARTY BENEFICIARIES	21
39.	EXPENSES	21
40.	CAPTIONS	21
41.	SEVERABILITY	21
42.	CALCULATIONS	21
43.	NON-DISCRIMINATION	21
44.	CONFLICT OF INTEREST	21

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45. NON-AVAILABILITY OF FUNDS 21
46. ARBITRATION 21
47. REFERENCES 21

EXHIBIT "A": MAP OF UNIT AREA

EXHIBIT "B": DETAILED DESCRIPTION OF UNIT AREA

EXHIBIT "C": SCHEDULE OF UNIT EQUIPMENT

EXHIBIT "D: SCHEDULE OF UNIT DATA

EXHIBIT "E": SCHEDULE OF EXCLUDED LANDS

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UNIT AGREEMENT FOR THE DEVELOPMENT AND OPERATION OFTHE ST. JOHNS GAS UNIT APACHE COUNTY, ARIZONA THIS AGREEMENT, entered into as of the day of Fe bruaty , 2009 , by and between the parties subscribing, ratifying, or consenting hereto, and herein referred to as the "Parties", WITNESSETH: WHEREAS, the Parties are the owners of working, royalty or other gas interests in the unit area subject to this agreement (which is hereinafter referred to as the "St Johns Gas Unit''} ; and WHEREAS, the Mineral Leasing Act of February 25 , 1920 , 41 Statute 437 , as amended 30 U . S . C . Section 181 et . seq . , authorizes Federal lessees and their representatives to unite with each other, or jointly or separately with others, in collectively adopting and operating a unit plan of development or operations of any gas pool, field, or like area, or any part thereof for the pwpose of more properly conserving the natural resources thereof whenever determined and certified by the Secretary of the Interior (the "Secretary") to be necessary or advisable in the public interest ; and WHEREAS, the Arizona State Land Commissioner (the "Land Commissioner"} is authorized by A.R.S. † 27 - 557, when it is in the best interests of the State of Arizona (the "State") to commit State lands to a proposed cooperative or unit plan, to consent to and approve the cooperative or unit plan; and WHEREAS, the Oil and Gas Conservation Commission of the State of Arizona, hereinafter referred to as the "Commission", is authorized by A . R . S . † 27 - 515 to administer certain conservation rules that may be applicable to operations under this agreement ; and WHEREAS, the Parties are voluntarily integrating their interests in the unit area pursuant to the first sentence of A . R . S . † 27 - 53 lA ; and WHEREAS, Parties hold the leasehold (working} interests in the St . Johns Gas Unit unit area covering the land hereinafter described, giving reasonably effective control of operations therein ; and WHEREAS, it is the purpose of the Parties to conserve natural resources, prevent waste, and secure other benefits obtainable through development and operation of the area subject to this agreement under the terms, conditions, and limitations herein set forth ; NOW . THEREFORE : In consideration of the premises and the promises herein contained, the Parties commit to this agreement their respective interests in the below - defined unit area, and agree severally among themselves as follows : l . APPLICABLE LAWS AND REGULATIONS . The Mineral Leasing Act of February 25 , 1920 , as amended, supra, and all valid pertinent regulations including operating and unit plan regulations, heretofore issued thereunder or valid, pertinent and reasonable regulations hereafter issued thereunder are accepted and made a part of this agreement as to federal lands only, provided such regulations are not inconsistent with the terms of this agreement ; as to State and private lands, the applicable law and regulations of the State in effect as of the Effective Date (as defined in Section 20 ), are accepted and made a part of this agreement . DBl/63287028

2. UNIT AREA. The following described land is hereby designated and recognized as constituting the unit area:

APACHE COUNTY, ARIZONA

Township 8 North, Range 31 East

Sections	2-10:	All

Township 9 North, Range 31 East

Sections	3-10:	All
Sections	15-22:	All
Sections	27-34:	All

Township 9 North, Range 30 East

Sections	1-5:	All
Sections	9-15:	All
Sections	22-26:	All
Sections	35-36:	All

Township 10 North, Range 31 East

Sections	3-10:	All
Sections	15-22:	All
Sections	27-34:	All

Township 10 North, Range 30 East

Sections	1-30:	All
Sections	32-36:	All

Township 10 North, Range 29 East

Sections	1-2:	All
Section	12:	N2

Township 11 North Range 31 East

Sections	3-10:	All
Sections	15-22:	All
Sections	27-34:	All

Township 11 North, Range 30 East

Sections	1-36:	All

Township 11 North, Range 29 East

Sections	1-18:	All
Sections	20:	N2N2, SW, SESW,SE
Sections	21-26:	All
Section	27:	N2, SE
Section	28:	N2
Section	34:	E2
Sections	35-36:	All

Township 11 North, Range 28 East

Sections	1, 2 & 12:	All

Township 12 North, Range 31 East

Sections	18-20:	All
Sections	29-32:	All

Township 12 North, Range 30 East

Sections	19-22:	All
Sections	24-36:	All

Township 12 North, Range 29 East

Sections	7-11:	All
Sections	13-36:	All

Township 12 North, Range 28 East

Sections	24-26:	All
Sections	35-36:	All

Less and except the lands described on Exhibit "E" attached hereto and made part of this agreement.

Containing: 170,506.96 acres, more or less.

Exhibit "A" attached hereto and made a part of this agreement shows the boundary of the unit area, and the identity of the tracts and leases in the unit area to the extent known to the Unit Operator (as hereinafter defined), including the federal leases contributed to the unit area (the "Federal Leases"); the State Leases contributed to the unit area (the "State Leases"); and the private fee leases and unleased rights to unitized substances contributed to the unit area (the "Private Leases"). Exhibit "B" attached hereto and made a part of this agreement is a schedule showing to

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the extent Imown to the Unit Operator, the acreage, percentage, and ownership of unitized substances in all lands in the unit area . However, nothing herein or in Exhibits "A" and "B" shall be construed as a representation by any Party as to the ownership of any interest other than such interest or interests as are shown in the Exhibits as owned by such party . Exhibits "A" and "B" shall be revised by the Unit Operator whenever changes in the unit area or in the ownership interests in the individual tracts of which Unit Operator is provided notice render such revision necessary, and not less than four (4) copies of the revised Exhibits shall be filed with the proper Bureau of Land Management office, one (1) copy thereof shall be filed with the Land Commissioner, and one (I) copy thereof shall be filed with the Commission . Pursuant to Section 11 , portions of the unit area shall be established at a later date as separate participating areas (each a "Participating Area") . The above - described unit area and any or all Participating Areas shall, when practicable, be expanded to include therein any additional lands determined to be capable of producing gas from the same pool, as provided for in Sections 11 and 28 of this agreement or shall be contracted to exclude lands in the cases described in Sections 2 (g), 11 , 27 , 28 and 30 . Such expansion or contraction shall be accomplished in the following manner : (a) Unit Operator, on its own motion (after preliminary concurrence by the authorized employee of the Federal Bureau of Land Management (the "Federal AO") and the authorized agent of the Land Commissioner (the "State AO")), or on demand of the Federal AO or the State AO (after preliminary concurrence by the other authorized agent and by Unit Operator) shall prepare proper notice describing the contemplated changes in the boundaries of the unit area and, as applicable, Participating Areas, the reasons therefore, any plans for additional drilling, and the proposed effective date of the expansion or contraction, preferably the first day of a month subsequent to the date of notice . (b) Said notice shall be delivered to the proper Bureau of Land Management office and the Land Commissioner and copies thereof mailed to the last Imown address of each working interest owner, lessee or lessor or owner of unleased rights to unitized substances whose interest is affected, advising that 30 days will be allowed for submission to the Unit Operator of any objections . (c) Upon expiration of the 30 - day period provided in the preceding item (b} hereof, Unit Operator shall file with the Federal AO and the State AO evidence of mailing of said notice and a copy of any objections thereto which have been filed with Unit Operator together with an application in triplicate, for approval of such expansion or contraction and with appropriate joinders . (d) A new tract or tracts may only be included in the unit area with the approval of all working interest owners and owners of unleased rights to unitized substances in the new tract or tracts . A new tract or tracts within the unit area may only be included in an existing Participating Area with the approval in accordance with the voting provisions of the unit operating agreement (as hereinafter defined) of working interest owners holding at least sixty - five percent ( 65% ) of the net mineral acreage in such new tract or tracts . For pwposes of this agreement, the "net mineral acreage" held by a working interest owner in a tract shall be the product of : (i) the number of net acres in such tract for which such working interest owner has the right to explore for, develop and produce unitized substances ; and (ii) such working interest owner's working interest in such net acreage . By way of example : (I) if a 3 DBl/63287028 working interest owner holds fifty percent (50%) of the working interest for ten (10) net acres in a ten (10) acre tract, the working interest owner holds fifty percent ( 50% ) of the net mineral acreage for such tract, and <m if a working interest holds fifty percent ( 50% ) of the working interest for five (5) net acres in a ten (IO) acre tract, the working interest owner holds twenty five percent ( 25% ) of the net mineral acreage for such tract Any expansion pursuant to this Section shall also require : (I) in the case ofan expansion of the unit area, the approval in accordance with the voting provisions of the unit operating agreement of working interest owners holding at least sixty - five percent ( 65% ) of the net mineral acreage within the existing unit area ; and, (2) in the case of expansion of a Participating Area, the approval in accordance with the voting provisions of the unit operating agreement of working interest owners holding at least sixty - five percent ( 65% ) of the participating interests in the existing Participating Area . Any owner of any royalty interest, overriding royalty interest or payment out of production within a proposed expansion of the unit area, whose interest has not been committed to this agreement by subscription or consent in writing to this agreement by a lessee who holds a power to unitize such interest, shall be entitled to join the unit by subscribing or consenting in writing to this agreement, failing which such owner shall be treated in accordance with Section 28 (c) .

(e) Any contraction pursuant to this Section shall require (i) in the case of a contraction of the unit area, the approval in accordance with the voting provisions of the unit operating agreement of working interest owners holding at least sixty - five percent ( 65% ) of the net mineral acreage within the existing unit area ; and (ii) in the case of contraction of a Participating Area, the approval in accordance with the voting provisions of the unit operating agreement of working interest owners holding at least sixty - five percent ( 65% ) of the participating interests in the Participating Area . (f) After due consideration of all pertinent information, the expansion or contraction shall, upon approval by the Federal AO and the State AO and receipt of necessary lessee approvals, become effective as of the date prescribed in the notice thereof by the Unit Operator . (g) The Parties intend that the Participating Areas consist of legal drilling units containing proved reserves (including proved undeveloped reserves) and those additional legal drilling units designated by the Unit Operator that contain probable reserves . For this purpose, "proved reserves" and "probable reserves" shall have the meaning given to those terms by the Society of Petroleum Engineers (SPE) . All legal subdivisions of lands, which have been determined on or before the fifth anniversary of the Effective Date through drilling operations conducted by Unit Operator not to contain either proved reserves (including proved undeveloped reserves) or probable reserves shall be eliminated automatically from this agreement, effective as of said fifth anniversary, and such lands shall no longer be a part of the unit area and shall no longer be subject to this agreement, unless diJigent drilling operations are in progress on said fifth anniversary on any such unitized lands determined not to contain either proved reserves or probable reserves, in which event such lands on which drilling operations are being conducted and such other legal drilling units that would be deemed to include proved reserves or probable reserves, were a discovery to be made by the drilling operations, shall remain subject hereto for so long as such drilling operations are continued diligently, with not more than ninety (90) days' time elapsing between the completion of one such well and the commencement of the next such well . Likewise, all legal subdivisions of lands which have been determined on or before the tenth anniversary of the Effective Date through drilling operations conducted by Unit Operator not to contain either proved reserves (including proved undeveloped reserves) or probable reserves shall be automatically eliminated from this agreement as of said tenth anniversary . The Unit Operator shall, within ninety (90) days after the effective date of any elimination hereunder, describe the area so eliminated to the satisfaction of the Federal AO and the State AO and promptly notify all parties in interest . All lands reasonably proved to contain proved reserves or probable reserves of unitized substances by diligent drilling operations after the aforesaid 5 - year period or I 0 - year period shall become participating in the same manner as during said 5 - year period or l 0 - year period . (h) Subject to the approval rights of the Federal AO and the State AO set forth herein, any owner of unleased rights to unitized substances, and any owner of any royalty interest, overriding royalty interest or payment out of production, that has become a Party to this agreement, either directly or through subscription or consent to this agreement by a lessee who holds a power to unitized such interest, shall automatically be subject to any expansion or contraction of the unit area, or expansion or contraction of a Participating Area, which is duly approved by the requisite working interest owners in accordance with this Section 2 . 3. UNITIZED LAND, UNITIZED SUBSTANCES AND UNIT WELLS, EQUIPMENT AND DATA All land now or hereafter committed to this agreement shall constitute land referred to herein as "unitized land" or "land subject to this agreement'' . All carbon dioxide gas, all helium, all nitrogen and all non - commercial quantities of hydrocarbons and other gases included with the preceding in any and all formations of the unitized land (whether or not commercial) are unitized under the terms of this agreement and herein are called "unitized substances" . All rights and interests of the committed working interest owners and the owners of committed unleased rights to unitized substances in the unit area, and all rights of owners of any royalty interest, overriding royalty interest or payment out of production which have been committed to this agreement, are hereby unitized in accordance with the terms of this agreement so that unit operations may be conducted with respect to the unit area as if it had been included in a single lease . Nothing in this agreement shall, however, be construed as a transfer by any affected person of title to its working interest, unleased rights to unitized substances or royalty interest, overriding royalty interest or payment out of production . The working interest owners agree that, with effect from the Effective Date, the wells, gathering lines, plants, lease and well equipment and other personal property listed in Exhibit "C" shall be deemed to be unit 4 DB 1/63287028 equipment, and the data listed on Exhibit "D" shall be deemed to be unit data, and the Parties holding existing rights in such property shall be deemed to have transferred their rights therein to all working interest owners on an "as is" basis, without warranty, express or implied, and specifically excluding, without limitation, any warranties as to merchantability, fitness for a particular purpose, conformity to models or samples of materials, or infringement of intellectual property rights, except that the transferor shall be deemed to have given a warranty against adverse title claims to any tangible personal property arising by, through or under the transferor . Following the establishment of Participating Areas pursuant to Section 11 , all such property contributed to the unit account and used or held for use in connection with operations on such Participating Area shall be owned by working interest owners in the Participating Area, as modified from time to time . All property contributed to the unit account by the working interest owners upon the Effective Date shall be valued in accordance with the accounting procedures set out in the unit operating agreement and shall be credited to the unit account . All costs and expenses incurred by the working interest owners to acquire, drill, maintain and develop the wells, gathering lines, plants, lease and well equipment, other personal property and data listed on Exhibit "C" and Exhibit ''D" prior to the Effective Date shall be deemed to be unit account expenses . Such amounts are set forth on Exhibit "C" and Exhibit "D" . Within thirty (30) days after the Approval Date (as defined in Section 21 ), the Unit Operator shall issue to each working interest owner a schedule showing each party's actual share of such expenditures, the share that each such Party would have borne had it paid its share of such expenditures calculated on the basis of net mineral acres held by each Party in accordance with the terms of the unit operating agreement, and the amount owing by or to each such party . Payment shall be made by each Party owing an amount pursuant to this calculation in the same manner as, and by the same deadline as, the payments required under Section 21 . Should any Party owing any amount pursuant to this paragraph fail to pay that amount when due, no other Party shall be obligated to contribute the amounts in default, but all other rights and remedies referenced in Section 7 shall apply with respect to such default . AU wells, equipment and other personal propeny, and data, acquired for the unit account hereafter shall be unit wells and equipment, and unit data, to be owned by working interest owners in accordance with their applicable participating interests under the unit operating agreement . 4. UNIT OPERATOR . Ridgeway Arizona Oil Corp . is hereby designated as Unit Operator and by signature hereto as Unit Operator agrees and consents to accept the duties and obligations of Unit Operator for the discovery, development, and production of unitized substances as herein provided . Whenever reference is made herein to the Unit Operator, such reference means the Unit Operator acting in the capacity and not as an owner of interest in unitized substances, and the term "working interest owner" when used herein shall include or refer to Unit Operator as the owner of a working interest only when such an interest is owned by it . 5. RESIGNATION OR REMOVAL OF UNIT OPERATOR . Unit Operator shall have the right to resign at any time, but such resignation shall not become effective so as to release Unit Operator from the duties and obligations of Unit Operator and terminate Unit Operator's rights as such for a period of six (6) months after notice of intention to resign has been served by Unit Operator on all working interest owners and the Federal AO and the State AO, and until all wells then drilled hereunder are placed in a satisfactory condition for suspension or abandonment, whichever is required by the Federal AO as to Federal leases and the State AO as to State leases, unless a new Unit Operator shall have been selected and approved and shall have taken over and assumed the duties and obligations of Unit Operator prior to the expiration of said period . If the Unit Operator is not the sole owner of working interests, the Unit Operator may, upon default or failure in the performance of its duties or obligations hereunder, be subject to removal by vote of the working interest owners as described in the unit operating agreement . Such removal shall be effective upon notice thereof to the Federal AO, the State AO and the other working interest owners . In all instances following the effective date of resignation or removal, until a successor Unit Operator is selected and approved as hereinafter provided, the working interest owners shall be jointly responsible for performance of the duties of Unit Operator, and shaU not later than thirty (30) days before such resignation or removal becomes effective appoint a common agent to represent them in any action to be taken hereunder . 5 DBl/63287028

The resignation or removal of Unit Operator shall not release Unit Operator from any liability for any default by it hereunder occuning prior to the effective date of its resignation or removal . The resignation or removal of Unit Operator under this agreement shall not terminate its right, title, or interest as the owner of a working interest or other interest in unitized substances, but upon the resignation or removal of Unit Operator becoming effective, such Unit Operator shall deliver possession of all wells, equipment, materials, and appurtenances used in conducting the unit operations to the newly qualified successor Unit Operator or to the common agent, if no such new Unit Operator is selected, elected, to be used for the purpose of conducting unit operations hereunder . Nothing herein shall be construed as authorizing removal of any material, equipment, or appurtenances needed for the preservation of any wells . 6 . SUCCESSOR UNIT OPERATOR . Whenever the Unit Operator shall tender his or its resignation as Unit Operator or shall be removed as hereinabove provided, or a change of Unit Operator is negotiated by the working interest owners, the owners of the working interests shall, pursuant to the applicable party - approval requirements of the unit operating agreement, select a successor Unit Operator . Such selection shall not become effective until : 6 DBl/63287028 (a) A Unit Operator so selected shall accept in writing the duties and responsibilities of Unit Operator, and (b) The selection shall have been approved by the Federal AO and approved by the State AO. Ifno successor Unit Operator is selected and qualified as herein provided the Federal AO and the State AO, at their election, may declare this unit agreement terminated . 7 . ACCOUNTING PROVISIONS AND UNIT OPERATING AGREEMENT . If the Unit Operator is not the sole owner of working interests, costs and expenses incurred by Unit Operator in conducting unit operations hereunder shall be paid and apportioned among and borne by the owners of working interests, all in accordance with the agreement or agreements to be entered into by and between the Unit Operator and the owners of working interests, whether one or more, separately or collectively . Any agreement or agreements entered into between the working interest owners and the Unit Operator as provided in this section, whether one or more, are herein referred to as the "unit operating agreement" . Such unit operating agreement shall also provide the manner in which the working interest owners shall be entitled to receive their respective proportionate and allocated share of the benefits accruing hereto in conformity with their underlying operating agreements, leases, or other independent contracts, the risk premiums charged to working interest owners who do not participate in an operation, and such other rights and obligations as between Unit Operator and the working interest owners as may be agreed upon by Unit Operator and the working interest owners ; however, no such unit operating agreement shall be deemed either to modify any of the terms and conditions of this unit agreement or to relieve the Unit Operator of any right or obligation established under this unit agreement, and in case of any inconsistency or conflict between this agreement and the unit operating agreement, this agreement shall govern . Two copies of any unit operating agreement in effect pursuant to this section shall be filed in the proper Bureau of Land Management office and one true copy with the Land Commissioner within 90 days after the approval of this unit agreement . Until the working interest owners and the Unit Operator execute a final unit operating agreement, the unit operations of such Parties shall be governed by the draft unit operating agreement dated March 30 , 2009 and titled "Unit Operating Agreement, St . John's Gas Unit, Apache County, Arizona" distributed to such Parties and, until such execution date, all references to the "unit operating agreement'' within this agreement shall be references to such draft unit operating agreement . If a working interest owner fails to pay the costs and expenses of unit operations apportioned to such working interest owner in accordance with this agreement and the unit operating agreement (including without limitation those initial payments required under Section 3 and Section 21 ), then : (i) the default provisions of the unit operating agreement shall apply and (ii) except as may otherwise be expressly provided herein, such shortfall shall be borne by the other participating working interest owners in the applicable Participating Area (or, if none, in the unit area), pro rate according to their working interests, and subject to their right to seek to recover such amounts from the non - paying working interest owner, its working interest or its share of production, as described in the unit operating agreement All such unpaid amounts shall bear interest at a rate equivalent to the lesser of twelve percent ( 12% ) per annum or the highest rate permitted by State law .

8. RIGHTS AND OBLIGATIONS OF UNIT OPERATOR . Except as otherwise specifically provided herein, the exclusive right, privilege, and duty of exercising any and all rights of the Parties which are necessary or convenient for prospecting for, producing, storing, allocating, and distributing the unitized substances are hereby delegated to and shall be exercised by the Unit Operator as herein provided . The Bureau of Land Management, Land Commissioner and Commission shall be entitled to rely on any action of the Unit Operator hereunder as having been authorized in accordance with the unit operating agreement . Acceptable evidence of each party's title to said rights shall be deposited with Unit Operator and, together with this agreement, shall constitute and define the rights, privileges, and obligations of Unit Operator . Nothing herein, however, shall be construed to transfer title to any land or to any lease or operating agreement, it being understood that under this agreement the Unit Operator, in its capacity as Unit Operator, shall exercise the rights of possession and use vested in the Parties only for the purposes specified herein and in the unit operating agreement . The Unit Operator shall have such rights with respect to surface operations in the unit area as the working interest owners would collectively hold under their respective leases and applicable law, plus whatever additional rights it may hereafter negotiate from authorized mineral, lease or surface holders apart from this agreement, and in each case subject to any applicable agreements with third parties and applicable law . 9. UNIT DEVELOPMENT . Unit Operator has heretofore completed wells capable of producing unitized substances within the unit area . By the first anniversary of the Effective Date, Unit Operator shall drill not less than five (5) additional wells within the unit area to test for, and if applicable complete for production of, unitized substances . 10. PLAN OF FURTHER DEVELOPMENT AND OPERATION . Not later than the first anniversary of the Effective Date, the Unit Operator shall submit for the approval of the Federal AO and the State AO an initial plan of development and operation for known deposits of unitized substances in the unitized land which, when approved by the Federal AO and the State AO, shall become necessary conditions to the continuation of the Unit pursuant to Section 20 , but shall not constitute binding obligations of the Unit Operator or the other working interest owners . The initial plan of development and operation shall be accompanied by a proposed schedule for the installation of a gathering system and a gas processing plant for separation of carbon dioxide and other unitized substances (the ''Plant") and a proposed means by which a pipeline to transport carbon dioxide from the Plant to market is to be constructed (the ''Pipeline") . Upon designation of Participating Areas pursuant to Section 11 below, Unit Operator shall divide the initial plan of development and operation into separate plans for each Participating Area . From time to time before the expiration of any existing plan for development and operation, the Unit Operator may submit for the approval of the Federal AO and the State AO proposed modifications to the existing plan . Any proposed modification or addition to an existing plan should be filed as a supplement to the plan . Any plan submitted pursuant to this section shall provide for the diligent development of the unit area or Participating Area, as applicable . This plan shall be as complete and adequate as the State AO may determine to be necessary for timely development and proper conservation of the unitized substance resources of the unit area . In addition to the plan of development and operation, Unit Operator shall submit on an annual basis a summary of operation, ; and production for the previous year . Plans shall be modified or supplemented when necessary to meet changed conditions or to protect the interests of all Parties . The Federal AO and the State AO are authorized to grant a reasonable extension of the one year period herein prescribed for submission of an initial plan of development and operation where such action is justified because of unusual conditions or circumstances . After the establishment of Participating Areas pursuant to Section 11 and approval of the plans of development and operation contemplated by this Section, no further wells, except such as may be necessary to afford protection against operations not under this agreement and such as may be specifically approved by the Federal AO and the State AO, shall be drilled in any Participating Area except in accordance with the approved plan of development and operation . 7 DBl/63287028

l l . PARTICIPATING AREAS . At the proposal of the Unit Operator, with approval in accordance with the voting provisions of the unit operating agreement of working interest owners holding at least sixty - five percent ( 65% ) of the net mineral acreage within the proposed area, separate Participating Areas shall be established for those pools or deposits of unitized substances, or zones thereof, that contain helium in concentrations of greater than three tenths of one percent ( . 3% ) of the unitized substances present in such zone (the "Limit") and for those pools or deposits, or zones thereof, that contain helium in concentrations of less than or equal to the Limit . Prior to the commencement of deliveries of production of unitized substances to the Plant, the Unit Operator shall submit for approval of the Federal AO and the State AO a schedule, based on subdivisions of the public - land survey or aliquot parts thereof, of all land covered by each initial Participating Area . Each of these sets of lands shall constitute a Participating Arca upon approval of the Federal AO and the State AO, effective as of the Effective Date . The schedule shall set forth the percentage of unitized substances to be allocated, as provided in Section 12 , to each committed tract in each Participating Area so established and shall govern the allocation of production commencing with the effective date of the Participating Area . ln order to determine the percentage amount of helium present in a certain zone the zone shall be tested by the Unit Operator . The Unit Operator shall perform a seventy - two (72) hour well test of such zone, with samples from the well test stream taken every twenty - four (24) hours and measured for helium content The average of all such samples shall be deemed to be the percentage amount of helium present in the applicable zone ; provided that, if such average is above the Limit, but at least one such sample is below the Limit, Unit Operator sball conduct an additional seventy - two (72) hour well test of such zone, with samples from the well test stream taken every twenty four (24) hours and measured for helium content . If Unit Operator conducts an additional seventy - two (72) hour well test in accordance with the proviso of the preceding sentence, then the average of all samples taken over the total one - hundred and forty - four (144) hour period shall be deemed to be the percentage amount of helium present within the applicable zone . At the proposal of the Unit Operator, any two or more Participating Areas established hereunder may be combined into one, on approval of the Federal AO and the State AO and on approval in accordance with the voting provisions of the unit operating agreement of working interest owners holding at least sixty - five percent ( 65% ) of the participating interest in each of the two Participating Areas . If it is determined that a portion of a Participating Area established for proved or probable reserves with helium in concentrations of greater than the Limit contains proved or probable reserves with helium in concentrations of less than or equal to the Limit, or that a portion of a Participating Area established for proved or probable reserves with helium in concentrations of less than or equal to the Limit contains proved or probable reserves with helium in concentrations of greater than the Limit, such portion of the Participating Area may at the proposal of Unit Operator be excluded from that Participating Area and made a separate Participating Area, or combined with another existing Participating Area, established for the appropriate helium content, on approval of the Federal AO and the State AO, and with the approval in accordance with the voting provisions of the unit operating agreement of working interest owners holding at least sixty - five percent ( 65% ) of the participating interest in each affected Participating Area . The Participating Area or Areas may at the proposal of the Unit Operator be revised from time to time, subject to the approval of the Federal AO and the State AO and, where applicable under Section 2 , with the approval in accordance with the voting provisions of the unit operating agreement of working interest owners holding at least sixty - five percent ( 65% ) of the participating interest in each affected Participating Area, to include additional lands then regarded as reasonably proved to contain proved or probable reserves of unitized substances from the same pool (as defined in A . R . S . 27 - 501 ) or which arc necessary for unit operations, or to exclude lands then regarded as reasonably proved not to contain proved or probable reserves of unitized substances from the same pool . The effective date of any revision shall be the first of the month in which the knowledge or information is obtained on which such revision is predicated ; provided, however, that a more appropriate effective date may be used if justified by the Unit Operator and approved by the Federal AO and the State AO . No land shall be excluded from a Participating Area on account of depletion of its unitized substances, except that any Participating Arca established under the provisions of this unit agreement shall terminate automatically whenever all completions in the formation on which the Participating Area is based are abandoned . It is the intent of this section that a Participating Area shall represent the area known or reasonably proved to contain proved or probable reserves of unitized substances with helium concentrations of greater than the Limit or with helium concentrations of less than the Limit or which are necessary for unit operations ; but, regardless of any revision of a Participating Area, nothing herein contained shall be construed as requiring any retroactive adjustment for production obtained prior to the effective date of the establishment or revision of the Participating Area . 8 DBl/63287028

In the absence of agreement at any time between the Unit Operator and the Federal AO and the State AO, as to the proper definition of, or change proposed by the Unit Operator to, a Participating Area or Areas, the portion of all payments affected thereby shall, except royalty due the United States and the State, be impounded in a manner mutually acceptable to the owners of committed working interests and the Federal AO and the State AO . Royalties due to the United States and the State shall be determined on a preliminary basis by the Federal AO for Federal lands and the State AO for the State lands and the amount thereof shall be deposited as directed by the Federal AO and the State AO until a Participating Area is finally approved and then adjusted in accordance with a determination of the sum due as Federal royalty and State royalty on the basis of such approved Participating Area . Subject to the approval rights of the Federal AO and the State AO set forth herein, any owner of unleased rights to unitized substances, and any owner of any royalty interest, overriding royalty interest or payment out of production, that has become a Party to this agreement, either directly or through subscription or consent to this agreement by a lessee who holds a power to unitize such interest, shall automatically be subject to the formation, combination, or modification of any Participating Area which is duly approved by the requisite working interest owners in accordance with this Section 11 . 12 . ALLOCATION OF PRODUCTION . All unitized substances produced from a Participating Area established under this agreement, except any part thereof used in conformity with good operating practices within the unit area for drilling, operating, and other production or development purposes, or for repressuring or recycling in accordance with a plan of development and operation that has been approved by the Federal AO and the State AO, or unavoidably lost shall be allocated to each tract within the Participating Area in proportion to the volumes of unitized substances originally in place under reservoir conditions under each tract as of the Effective Date as prescribed in the unit operating agreement (regardless of the type of unitized substance or its market value) . All unitized substances produced from within the unit area but outside of a Participating Area established under this agreement, except any part thereof used in confonnity with good operating practices within the unit area for drilling, operating, and other production or development purposes, or for repressuring or recycling in accordance with a plan of development and operation that has been approved by the Federal AO and the State AO, or unavoidably lost shall be allocated to the tract or tracts making up the drilling block for the applicable well as prescribed in the unit operating agreement (regardless of the type of unitized substance or its market value) . Tract participations in each Participating Area shall be subject to redetermination following the fifth ( 5 th) anniversary of commencement of commercial sales of unit substances from that Participating Area through the Pipeline in accordance with the procedures set forth in tl 1 e applicable unit operating agreement, effective on the first day of the calendar month following the calendar month in which those procedures are completed and subject to the approval of the Federal AO and the State AO . There will be no other redetermination of tract participations, except as provided for in the following paragraph . In the event any tract is added to or excluded from a Participating Area as provided in Sections 2, 11, 27, 28 or 30, the tract participations shall be redetermined, effective as of the date of addition or exclusion, as follows: (a) In the case of the exclusion of a tract, the remaining tract participations shall be increased proportionately so that they again total 100% ; or (b) In the case of the addition of a tract, the volumes of unitized substances originally in place under reservoir conditions in the added tract shall be determined in the same manner as provided for an initial determination of tract participations in the unit operating agreement, and then, using that volume so detennined and the volumes then in effect for the existing tracts in the Participating Area, the tract participations shall again be calculated by dividing each tract's volume of unitized substances originally in place under reservoir conditions by the total volume of unitized substances originally in place under reservoir conditions in the entire Participating Area . With respect to settlement of royalty, overriding royalty and payment out of production obligations of the respective working interest owners, there shall be no retroactive adjustment for production obtained prior to the effective date of the redetermination, but instead such obligations shall be calculated from that point forward based on the increased or reduced quantities of unitized substances (including any make - up quantities) allocated to each tract 9 DBl/63287028

Following any redetermination of tract participations, the Unit Operator shall distribute to all Parties, the Federal AO and the State AO a new schedule showing tract participations for the Participating Area.

There shall be allocated to the working interest owner(s) of each tract of unitized land in each Participating Area, in addition, that interest in unit production that would be attributable to any unleased rights to unitized substances within that Participating Area based upon the calculations provided herein, if such unitized substance rights were leased, subject to the compensatory royalty obligations specified in Section 17 of this agreement. Allocation of production hereunder for purposes other than for settlement of the royalty, overriding royalty, or payment out of production obligations of the respective working interest owners, including compensatory royalty obligations under Section 17, shall be prescribed as set forth in the unit operating agreement or as otherwise mutually agreed by the affected Parties.

Each working interest owner shall have the right and obligation to take in kind and separately dispose of its allocated share of unitized substances, and shall have the right to construct, maintain and operate within the unit area, at its sole risk, cost and expense, all facilities required for that purpose, provided they are constructed, maintained and operated so as not to interfere with unit operations. Each Party's share of unitized substances shall be delivered at the outlet flange of the Plant. If any Party fails to take in kind or separately dispose of such party's share of unitized substances, Unit Operator shall have the right, but not the obligation, subject to revocation by notice by the Party owning the share, to purchase such share or sell such share to others, provided, however, that the effective date of such revocation notice may be deferred at Unit Operator's election for a period not to exceed ninety (90) days if Unit Operator has committed some or all of such share to a purchase contract. The proceeds from the unitized substances so disposed of by Unit Operator shall be paid to the working interest owners of each affected tract who shall pay the burdens thereon and distribute such proceeds to the persons entitled thereto. Any purchase or sale by Unit Operator of any other working interest owner's share of unitized substances shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a period in excess of one (1) year. Any sale by Unit Operator on behalf of another Party under this Section shall be in a manner commercially reasonable under the circumstances, but Unit Operator shall have no duty to share any existing market or contract or to obtain a price or transportation fee equal to that received by Unit Operator. Any purchase by Unit Operator or any of its affiliates from another Party under this Section shall be at the prevailing market price for sales from the unit area agreed at the same time and shall be in compliance with all legal obligations applicable to production purchasers.

Unitized substances allocated to each tract pursuant to this agreement shall be considered production from that tract for all purposes, including payment of royalties and calculation of severance taxes. It is hereby agreed that production of unitized substances from a Participating Area shall be allocated as provided herein, for royalty and other purposes, regardless or whether any wells are drilled on any particular part or tract of the Participating Area. If any unitized substances produced from one Participating Area are used for repressuring or recycling purposes or otherwise for purposes of unit operations in another Participating Area, the first of that type of unitized substances withdrawn from the latter Participating Area for sale during the life of this agreement shall be considered to be the unitized substances so transferred, until an amount equal to that transferred shall be so produced for sale and such unitized substances shall be allocated to the Participating Area from which initially produced as such area was defined at the time that such transferred unitized substances were finally produced and sold. Such withdrawn unitized substances shall be free of royalties if royalty was paid on such volumes upon production from the original Participating Area pursuant to Section 14.

Unitized substances which have, in the case of liquids, been lifted from the tanks prior to the Effective Date and, in the case of gas, passed the intake or sales meter of the purchaser or receiving pipeline in (or in the vicinity of) the unit area prior to the Effective Date of this agreement shall not be allocated under this agreement and shall remain the property of the persons entitled thereto prior to the Effective Date, and such persons shall be entitled to receive all proceeds thereof and shall be responsible for the payment of all royalties, overriding royalties, production payments, production taxes and all other payments chargeable against or payable out of such unitized substances.

13. DEVELOPMENT OR OPERATION OF NON-PARTICIPATING LAND OR FORMATIONS. Any Party owning or controlling the working interest in any unitized land having thereon a regular well location may, at such party's sole risk, costs, and expense, drill a well to test any formation provided the well is outside any Participating Area established for that formation, unless within ninety (90) days of receipt of notice from said Party of his

10

intention to drill the well, the Unit Operator elects and commences to drill the well in a like manner as other wells are drilled by the Unit Operator under this agreement.

If any well drilled under this section by a working interest owner results in production of unitized substances in paying quantities such that the land upon which it is situated may properly be included in a Participating Area, then, subject to the requirements of Sections 2 and 11 hereof, such Participating Area shall be established or enlarged as provided in this agreement and the well shall thereafter be operated by the Unit Operator in accordance with the terms of this agreement and the unit operating agreement.

If any well drilled under this section by a working interest owner obtains production in quantities that do not clearly meet the standards in the previous paragraph for inclusion of the land upon which such well is situated in a Participating Area, such well may be operated and produced by the Party drilling the same, subject to the conservation requirements of this agreement. The royalties in amount or value of production from any such well shall be paid as specified in the underlying lease and agreements affected.

14. ROYALTY SETTLEMENT. The United States and the State and any royalty owner who is entitled under his lease to take in kind a share of the substances now unitized hereunder shall hereafter be entitled to the right to take in kind its share of the unitized substances, and Unit Operator, or the working interest owner in case of the operation of a well by a working interest owner as provided in Section 13 or otherwise herein, shall make deliveries of such royalty share taken in kind, in conformity with the applicable contracts, laws, and regulations, at the outlet flange of the Plant (referred to herein as the "delivery point").

The working interest owners receiving in kind or separately disposing of all or part of the unitized substances allocated to any tract (except Unit Operator when disposing of another working interest owner's share pursuant to Section 12) shall be responsible for payment of all royalties, overriding royalties and other payments out of production not taken in kind with respect to such tract. Settlement for royalty interest not taken in kind shall be made by working interest owners responsible therefor as provided under the applicable lease or, if not so provided, on or before the last day of each month for unitized substances produced during the preceding calendar month.

In the event that the State or a private royalty owner elects to take its royalty share in kind and in the event that the applicable royalty owner elects to transport such royalty share through the Pipeline, or to use other infrastructure downstream of the delivery point, such royalty interest owner shall reimburse the applicable working interest owners the actual cost of such transportation, compression, storage or other infrastructure use, including the royalty interest owner's proportionate share, based on throughput as described below in this Section, of any cost of capital incurred by such working interest owners related to the construction of the Pipeline or such other infrastructure.

Royalty owners grant working interest owners the right to inject gas, water or other substances from the unit area into the unit area for purposes of unit operations, together with a right to drill, use and maintain injection wells in the unit area, provided that no anthropogenic (man made) carbon dioxide may be injected into the unit area without the prior consent of the Federal AO and the State AO. Royalty owners further grant to working interest owners the right to take over and use for production or injection purposes existing wells or dry holes in the unit area. No royalty shall be payable on unitized substances obtained from any Participating Area if reinjected in the Participating Area. Gas (other than anthropogenic carbon dioxide), water and other substances obtained from lands not subject to this agreement may be introduced into any Participating Area hereunder, but only for use in repressuring, stimulation of production, or increasing ultimate recovery in conformity with a plan of development and operation approved by the Federal AO and the State AO, in which case in the case of gas a like amount of that type of gas, after settlement as herein provided for any unitized substance transferred from any other Participating Area and with appropriate deduction for loss from any cause, may be withdrawn from the formation into which such gas was introduced, royalty free as to dry gas, but not as to any products which may be extracted therefrom; provided that the first gas of that type withdrawn shall be considered to be the gas so transferred, unless otherwise provided in the approved plan of development and operation or as may otherwise be consented to by the Federal AO and the State AO as conforming to good petroleum engineering practice; and provided further, that such right of withdrawal shall terminate on the termination of this unit agreement.

11

Royalty due the United States shall be computed as provided in 30 C . F . R . Group 200 and paid in value or delivered in kind as to all unitized substances on the basis of the amounts thereof allocated to unitized Federal land as provided in Section 12 at the rates specified in the respective Federal lease, or at such other rate or rates as may be authorized by law or regulation and approved by the Federal AO ; provided, that for leases on which the royalty rate depends on the daily average production per well, said average production shall be determined in accordance with the operating regulations as though each Participating Area were a single consolidated lease . This paragraph does not apply to State unitized substances acquired from the United States and initially leased by a federal agency . Royalty due on account of State lands shall be computed and paid on the basis of all unitized substances allocated to such lands . The royalties paid upon helium allocated to each tract shall be based upon (i) if sold other titan to an affiliate of the applicable working interest owner, the value actually obtained for such helium, free of any costs of production and market preparation, including but not limited to compression, dehydration and gathering, prior to the delivery point of the royalty share as specified in this Section, but net of all costs of compression, transportation, storage and marketing, and costs of liquefaction, if liquefied, on such royalty share incurred from and after such delivery point through such point of sale or (ii) if sold to any affiliate of the applicable working interest owner, the market value at the delivery point of the royalty share . It is recognized by the Parties that there are few arm's length sales for carbon dioxide gas . It is further recognized by the Parties that it is the responsibility of the working interest owners to place carbon dioxide gas in a marketable condition, free of cost to the royalty owners . Therefore, the Parties agree that, as further consideration for entering into this agreement, royalties paid upon carbon dioxide allocated to each tract shall be based upon the greatest of the following : (a) (i) if sold other than to an affiliate of the applicable working interest owner, the value actually obtained for such carbon dioxide, free of any costs of production and market preparation, including but not limited to compression, dehydration, and gathering, prior to the delivery point of the royalty share as specified in this Section, but net of all costs of compression, transportation, storage and marketing on such royalty share incurred from and after such delivery point through such point of sale or (ii) if sold to any affiliate of the applicable working interest owner, the market value at the delivery point of the royalty share ; (b) A minimum value for carbon dioxide of fifty cents per thousand cubic feet ( $ 0 . 50 /MCF) . At the beginning of the calendar year after first delivery carbon dioxide gas from the unit area is made, and each year thereafter, said value shall be adjusted in accordance with the annual rate of change in the Oil and Gas Extraction Index (or the successor index thereto) published by the Bureau of Labor Statistics of the United States Department of Commerce for the prior calendar year, or, if such Index ceases to be published and there is no successor index, a reasonably equivalent index published by an authoritative third party that Unit Operator reasonably designates and is approved by the State AO, such consent not to be unreasonably withhold . However, no adjustment below fifty cents per thousand cubic feet ( $ 0 . 50 /MCF) shall ever be made ; or (c) In no case shall (i) the royalties paid under this agreement for any calendar year after the first commercial delivery of carbon dioxide gas from the unit area is made be less than (ii) the annual rentals or minimum royalties paid for the calendar year preceding the calendar year during which the first commercial delivery of carbon dioxide gas from the unit area occWTed . In the case whore amount (i) is less than amount (ii) for any year, an appropriate retroactive payment shall be made in an amount equal to the difference between the amount that would have been paid for such year in accordance with subpart (ii) of this paragraph and the amount actually paid for such year in accordance with subpart (i) of this paragraph . Where the cost of capital incurred by a working interest owner or its affiliates downstream of the delivery point is to be deducted or recovered, deduction or recovery shall be accomplished over time by dividing the total capital cost by the forecast quantities of unitized substances to be produced from the Participating Areas for the first twenty years of commercial production, as approved by the working interest owners in accordance with the voting provisions of the unit operating agreement, to obtain a capital recovery charge per unit of production . That charge shall then be applied against all production using the relevant facilities until the applicable capital costs have been fully deducted or recovered . 12 DB1/63287028

15. RENTAL SETTLEMENT . Rental or minimum royalties due on leases committed hereto shall be paid by appropriate working interest owners under existing contracts, laws, and regulations, provided that nothing herein contained shall operate to relieve the lessees of any land from their respective lease obligations for the payment of any rental or minimum royalty due under their leases . Rental or minimum royalty for lands subject to this agreement shall be paid at the rate specified in the respective leases or, in the case of minimum royalty, the rate specified in Section 14 , if higher, unless such rental or minimum royalty is waived, suspended, or reduced by law or by approval of the Secretary or his duly authorized representative, as to Federal leases, or the State AO, as to State leases, or the private royalty owner, as to private leases . Unitized substances expected to be produced from the unit area cannot be marketed until the Plant and Pipeline can be built, and sales and delivery of carbon dioxide gas to such facilities will not begin until some time after the Effective Date hereof . Therefore, as part of the consideration for the execution of this agreement, the working interest owners will pay to each royalty owner whose interest under a lease has been committed to this agreement, and each such royalty owner will hereby accept, for each year until the earliest of : (i) the commencement of commercial sales of unitized substances from a Participating Area containing all or a part of the tract(s) covered by the applicable lease, (ii) exclusion of such tract(s) from the unit area, or (iii) release of such tract(s), a rental payment equal to the shut - in royalty payable to that royalty owner in accordance with the tenns of its lease, provided that, in the case of State leases, the compensatory rental shall be paid at a rate equivalent to the shut - in royalty payable in accordance with the terms of the lease and applicable statutes and regulations (including, without limitation, A . R . S . 27 - 555 . 01 ) or, if a rate is not so specified for a particular year, three dollars per acre for each such year . This special compensatory rental shall be payable in advance on or before 30 days after the Effective Date and annually thereafter on each anniversary of the Effective Date . The compensatory rental requirement stated in this paragraph shall be in lieu of, and shall not be in addition to, any shut - in royalty payment requirements of the leases and the satisfaction of the compensatory rental payment requirements stated in this paragraph shall serve to maintain the leases . With respect to any lease on non - federal land containing provisions which would terminate such lease unless drilling operations are commenced upon the land covered thereby within the time therein specified or rentals are paid for the privilege of deferring such drilling operations, the rentals required hereby shall, notwithstanding any provision of such lease, be deemed to accrue and become payable during the term as extended by this agreement in lieu of the rentals required thereby until : (i) the required drilling operations are commenced upon the land covered thereby, (ii) some portion of such land is included within a Participating Area, or (iii) such land is excluded from the unit area or such lease is released . 16. CONSERVATION . Operations hereunder and production of unitized substances shall be conducted to provide for the most economical and efficient recovery of said substances without waste, as defined by or pursuant to State or Federal law or regulation . 17. DRAINAGE . (a) The Unit Operator shall take such measures as the Federal AO and the State AO deems appropriate and adequate to prevent drainage of unitized substances from unitized land by wells on land not subject to this agreement, which shall include the drilling of protective wells and which may include the payment of a fair and reasonable compensatory royalty, as determined by the Federal AO, as to Federal leases, and the State AO, as to State leases . (b) Whenever a Participating Area approved under Section 11 of this agreement contains unleased Federal lands, the value of 12 ½ percent of the production that would be allocated to such Federal lands under Section 12 of this agreement, if such lands were leased, committed, and entitled to participation, shall be payable as compensatory royalties to the Federal Government . Parties to this agreement holding working interests in committed leases within the applicable Participating Area shall be responsible for such compensatory royalty payment on the volume of production reallocated from the unleased Federal lands to their unitized tracts under Section 12 . The value of such production subject to the payment of said royalties shall be determined pursuant to 30 C . F . R . Part 206 . Payment of compensatory royalties on the production reallocated from unleased Federal land to the committed tracts within the Participating Area shall fulfill the Federal royalty obligation for such production, and said production shall be subject to no further royalty assessment under Section 14 of this agreement . Payment of compensatory royalties as provided herein shall accrue from the date the committed tracts in the Participating Area that includes unleased Federal lands receive a production allocation, and shall be due and payable monthly by the 13 DBl/63287028 last day of the calendar month next following the calendar month of actual production . If leased Federal lands receiving a production allocation from the Participating Area become unleased, compensatory royalties shall accrue from the date the Federal lands become unleased . Payment due under this provision shall end when the unleased Federal tract is leased, when the affected lands are excluded from the unit area, or when production of unitized substances ceases within the Participating Area and the Participating Area is terminated, whichever occurs first (c) Whenever a Participating Area approved under Section 11 of this agreement contains unleased rights to unitized substances, other than Federal lands, which have been committed to this agreement by the applicable owner of such rights, those lands shall be treated in the same manner as Federal lands pursuant to Section 17 (b) unless and until the fee owner or owners lease the lands or drill a well and commence production of unitized substances, subject to this agreement and the unit operating agreement . 18. LEASES AND CONTRACTS CONFORMED AND EXTENDED . As of the Effective Date, the terms, conditions, and provisions of all leases, subleases, rights - of - way and other contracts relating to exploration, drilling, development, or operation for unitized substances on lands committed to this agreement are hereby expressly modified and amended to the extent necessary to make the same conform to the provisions hereof, but otherwise to remain in full force and effect ; and the Parties hereby consent that the Secretary, as to Federal leases, and the Land Commissioner, as to State leases, each by his approval hereof, or by the approval hereof by his duly authorized representative, shall and does hereby establish, alter, change, or revoke the drilling, producing, rental minimum royalty, and royalty requirements of Federal and State leases committed hereto and the regulations in respect thereto to conform said requirements to the provisions of this agreement, and, without limiting the generality of the foregoing, all leases, subleases, and contracts are particularly modified in accordance with the following : (a) The development and operation of lands subject to this agreement under the terms hereof shaJI be deemed full performance of all obligations for development and operation with respect to each and every separately owned tract subject to this agreement, regardless of whether there is any development of any particular tract of this unit area . (b) Drilling and producing operations perfonned hereunder upon any tract of unitized lands will be accepted and deemed to be performed upon and for the benefit of each and every tract of unitized land, and no lease (or segregated portion thereof pursuant to Sections 18 ( £ ) and 18 (g)) shall be deemed to expire by reason of failure to drill or produce wells situated on the land therein embraced . (c) Suspension of drilling or producing operations on all unitized lands pursuant to direction or consent of the Federal AO and the State AO, shall be deemed to constitute such suspension pursuant to such direction or consent as to each and every tract of unitized land . A suspension of drilling or producing operations limited to specified lands shall be applicable only to such lands . (d) Each lease, sublease and right - of - way and other agreements with royalty owners relating to the exploration, drilling, development, or operation for unitized substances on lands other than those of the United States committed to this agreement which, by its terms might expire prior to the termination of this agreement, is hereby extended beyond any such tenns so provided therein so that it shall be continued in full force and effect for and during the term of this agreement {subject, in the case of State leases, to Section 18 (g)} . (e) Any Federal lease committed hereto shall continue in force beyond the term so provided therein or by law as to the land committed so long as such lease remains subject hereto, provided that production of unitized substances in paying quantities is established under this unit agreement prior to the expiration date of the term of such lease, or in the event actual drilling operations are commenced on unitized land, in accordance with provisions of this agreement, prior to the end of the primary term of such lease and are being diligently prosecuted at that time, such lease shall be extended for two years, and so long thereafter as unitized substances are produced in paying quantities in accordance with the provisions of the Mineral Leasing Act, as amended . (f) The segregation of any Federal lease committed to this agreement is governed by the following provision in the fourth paragraph of Section 17 G) of the Mineral Leasing Act, as amended by the Act of September 1 , 1960 , { 74 Stat . 781 - 784 ) ( 30 U . S . C . 226 (m)) : "Any (Federal) lease heretofore or hereafter committed to any such (Unit) plan embracing lands that are in part within and in part outside the area covered by any such plan 14 DBl/63287028 shall be segregated into separate leases as to the lands committed and the lands not committed as of the effective date of unitization . Proyjded, however, that any such lease as to non - unitized portion shall continue in force and effect for the tenn thereof, but for not less than two years from the date of such segregation and so long thereafter as oil or gas is produced in paying quantities . " (g) Any lease embracing lands of the State having only a portion of its lands committed hereto, shall be segregated as to the portion committed and the portion not committed, and the terms of such lease shall apply separately to such segregated portions commencing as of the Effective Date hereof ; provided, however, that notwithstanding any of the provisions of this agreement to the contrary, any such lease, as to the non - unitized portion, shall continue in full force and effect for a period of time equal to the greater of the original term of the lease or two years from the date of such segregation and for so long thereafter as there is production in paying quantities from or attributable to such non - unitized portion of such lease . 19. COVENANTS RUN WITH LAND . The covenants herein shall be construed to be covenants running with the land with respect to the interests of the Parties and their successors in interest until this agreement terminates, and any grant, transfer or conveyance of interest in land or lease subject hereto shall be and hereby is conditioned upon the assumption of all privileges and obligations hereunder by the grantee, transferee, or other successor in interest . No assignment or transfer of any working interest, royalty, or other interest subject hereto shall be binding upon Unit Operator or any other working interest owner until the first day of the calendar month after Unit Operator is furnished with the original, photostatic, or certified copy of the instrument of transfer . 20. EFFECTIVE DATE AND TERM . Subject to approval by the Federal AO and the State AO or tl 1 eir duly authorized representatives, this agreement shall become effective as of February 1 , 2009 (the "Effective Date"), and shall remain in effect for five (5) years from the Effective Date and so long thereafter as unitized substances can be produced in quantities sufficient to pay for the cost of producing same from wells on unitized land within any Participating Area established hereunder . Should production cease after the initial five - year term for reasons other than force majeure (as that term is defined in Section 25 ) and diligent drilling, completion or reworking operations to restore production or establish new production are not in progress within sixty (60) days, or should such operations cease for more than sixty (60) consecutive days for reasons other than force majeure, and production is not restored or new production is not obtained in paying quantities on committed lands within this unit area, this agreement will automatically tenninate effective the last day of the month in which the last unitized production occurred . Notwithstanding the preceding, this agreement shall terminate: (a) Ninety (90) days after notice by the State AO, given at any time on or after the first anniversary of the Effective Date, if by such first anniversary the work program agreed in Section 9 has not been completed or waived in writing by the State AO, and Unit Operator fails to complete such work program wiiliin such ninety (90) day notice period (or such longer period as may be agreed by the State AO) ; (b) Ninety (90) days after notice by the State AO, given at any time on or after the fifth ( 5 th) anniversary of the Effective Date, if by such fifth anniversary, substantially all tlle elements of tlle plan of development and operation approved by the Federal AO and the State AO pursuant to Section IO that arc to be completed prior to that date have not been completed or waived in writing by ilie State AO, and Unit Operator fails to complete such work program witllin such ninety (90) day notice period (or such longer period as may be agreed by the State AO) ; (c) Ninety (90) days after notice by the State AO, given at any time on or after tlle fifth ( 5 th) anniversary of tlle Effective Date, if by such fifth ( 5 th) anniversary the Plant and the Pipeline have not been constructed and commissioned ; or (d) Upon voluntary dissolution of the unit approved in accordance with the voting provisions of ilie unit operating agreement by working interest owners holding at least sixty - five percent ( 65% ) of the net mineral acreage in the unit, such approval to be evidenced in writing . The Unit Operator shall give notice of any such approval to all Parties . 15 DBl/63287028

Upon termination of this agreement, the further development and operation of the Participating Areas as a unit shall be abandoned and uni t operations shall cease . Each lease and other agreement covering lands within the uni t area shal l remain in force for two (2) years after th e date on which thi s agreemen t terminates as if there were production in paying quantitie s fro m or attributable to each such lease and for such further period, if any, as is provided by th e terms of the lease or other contract, except for (i) Stat e leases, which shall, subject to Article X, Section 3 of the Constitution of th e State of Arizona, continu e in effec t for a period of tim e equa l to the greater of the remainder of the original term of the leas e or two years after the dat e on which this agreemen t terminates and for so long thereafter as ther e is production in paying quantities from or attributabl e to such leas e and (ii) Federa l leases, which shall, subjec t to 43 C . F . R . † 3 l 83 . 4 (b), continue in effec t for a period of tim e equa l to th e greater of the remainder of th e origina l ter m of the leas e or two years after the dat e on which this agreement terminates, and for so long thereafter as ther e is production in paying quantities from or attributable to such lease . If not otherwise granted by th e leases or other instruments affecting each tract, royalty owners hereby grant working interest owners a period of ninety (90) day s after th e date of termination of this agreement within which to salvag e and remov e unit equipment . 21. ADJUSTMENTS DURING APPROVAL PERIOD . The Parties recognize that, notwithstanding the Effective Date, expenditures will not actually be borne, and production will not actually be shared, on the basis set forth herein until this agreement has been approved by the State AO and the Federal AO . All expenditures incurred by the Unit Operator with respect to the unit area or with respect to unit operations during the period (the "Approval Period") prior to the date upon which this agreement has been approved by the State AO and the Federal AO or their duly authorized representatives (the "Approval Date") but after the Effective Date shall be considered to be expenditures for the unit account for all pwposes of this agreement and the unit operating agreement For die purpose of the preceding sentence, the word "incurred" shall be interpreted in accordance with generally accepted accounting principles and the Unit Operator's historic accounting recognition practices . Within thirty (30) days after the Approval Date, the Unit Operator shall issue to each working interest owner a schedule showing each Party's actual share of expenditures incurred during the Approval Period, the share that each such Party would have borne, had it paid its share of such expenditures, calculated on the basis of net mineral acres held by each such Party in the unit, in accordance with the tenns of the unit operating agreement, and the amount owing by or to each such Party . Each Party owing an aggregate underpayment shall pay that amount to the Unit Operator, and upon receipt of any such amounts the Unit Operator shall promptly pay the amounts owed to the Parties that have made an aggregate overpayment in proportion to the aggregate overpayment by each . Each Party owing any amount pursuant to this paragraph shall pay that amount in full at the end of the calendar month following the calendar month in which the Unit Operator delivers its schedule under this paragraph . Should any Party owing any amount pursuant to this paragraph fail to pay that amount when due, no other Party shall be obligated to contnbute the amounts in default, but all other rights and remedies referenced in Section 7 shall apply with respect to such default . Production of unitized substances from the unitized land during the Approval Period shall be considered part of each working interest owner's production for all purposes of this agreement . Adjustments to the unitized substances produced from the unitized land during the Approval Period shall be made as follows : Within thirty (30) Days of the Approval Date, the Unit Operator shall furnish each working interest owner with a statement showing : (a) the aggregate quantities of each type of unitized substance allocated to each tract during the Approval Period ; (b) the quantities of each type of unitized substance which each tract should have been allocated during the Approval Period, calculated on the basis of net mineral acres in each tract, in accordance with the tenns of the unit operating agreement ; and (c) the amount of each tract's aggregate net swplusage or net deficiency of each type of unitized substances based upon the difference between (A) the aggregate quantities of each type of unitized substances allocated to each tract during the Approval Period and (B) the aggregate quantities which each tract should have been allocated within the Approval Period in accordance with the net mineral acres in each tract in the unit, as determined in accordance with paragraphs (a) and (b) above (the aggregate surplusage or deficiency shall be referred to as the "Adjustment Quantity" with respect to each tract for each type ofunitized substance sold separately) . 16 DB 1/63287028

Each tract entitled to an Adjustment Quantity (a "Dejicie 11 cy Tract'') shall be allocated, beginning from the first day of the second calendar month following the date upon which the Unit Operator furnishes the statement containing the Adjustment Quantities to all of the working interest owners (the "Adjustment Date") . an additional share of production of each type of unitized substances with respect to which they have an Adjustment Quantity, which share shall be subtracted from the quantity of such type of unitized substance which the tracts with a net surplusage as described in paragraph (c) above (the "Surplusage Tracts") would otherwise have been allocated, until the Adjustment Quantity has been made up . The additional share to which each Deficiency Tract is entitled shall be its pro rata share, in the proportion that its Adjustment Quantity bears to the total Adjustment Quantities for that unitized substance, of fifty percent ( 50% ) of the production of that type of unitized substance to which the Surplusage Tracts would otherwise be allocated following the Adjustment Date . The share of the Adjustment Quantity for each unitized substance that each Surplusage Tract must bear shall be the proportion that each such tract's overproduction of that type of unitized substance bears to the overproduction of that type of unitized substance by all Surplusage Tracts . If necessary to facilitate this adjustment, the Parties holding interests in the Deficiency Tracts shall be temporarily assigned, and shall temporarily assume, an interest in each contract for the sale of unitized substances held by the Parties holding interests in the Surplusage Tracts, sufficient to permit each of the Parties holding interests in the Deficiency Tracts to receive the full percentage of the Adjustment Quantity allocation of unitized substances covered by each such sales contract to which it is entitled under this Section . Such assignment shall be effective as of the Approval Date . Each Party shall cooperate to obtain any approvals needed from the production purchasers and processors and shall execute such instruments and take such actions as shall be reasonably required to accomplish such assignment (and, if applicable, novate the Parties from the Deficiency Tract into the sales contracts) . No compensation shall be paid to any affected Party for past variations in the price of unitized substances. The adjustments for unitized substances during the Approval Period descnoed in this Section shall not result in a retroactive adjustment of amounts previously delivered to the owners of royalty interests, overriding royalty interests or payments out of production with respect to those interests, but instead the adjustments to unitized substances delivered pursuant to this Section shall be taken into account for purposes of detennining such interests as increases or reductions in production received by each working interest owner in the calendar month in which such increases or reductions in allocations of unitized substances are actually implemented . 22. APPEARANCES . Unit Operator shall, after notice to other Parties affected, have the right to appear for and on behalf of any and all interests affected hereby before the Department of the Interior, the Land Commissioner and the Commission, and to appeal from orders issued under the regulations of said Department, Land Commissioner or Commission or to apply for relief from any of said regulations, or in any proceedings relative to operations before the Department, the Land Commissioner or the Commission or any other legally constituted authority ; provided, however, that any other interested Party shall also hove the right at its own expense to be heard in any such proceeding . 23. NOTICES . All notices, demands, or statements required hereunder to be given or rendered to the Parties shall be in writing and shall be personally delivered to the Party or Parties, or sent by postpaid registered or certified mail, to the last known address of the Party or Parties . 24. NO WAIYER OF CERTAlN RIGHTS . Nothing contained in this agreement shall be construed as a waiver by any Party of the right to assert any legal or constitutional right or defense as to the validity or invalidity of any law of the State or of the United States, or regulations issued thereunder in any way affecting such party, or as a waiver by any such Party of any right beyond his or its authority to waive . 25. UNAVOIDABLE DELAY . All obligations under this agreement requiring the Unit Operator to commence or continue drilling, or to operate on, or produce unitized substances from any of the lands covered by this agreement, shall be suspended while the Unit Operator, despite the exercise of due care and diligence, is prevented from complying with such obligations, in whole or in part, by strikes, acts of God, Federal law or agencies, any state law or agencies, any municipal law or agencies, unavoidable accidents, uncontrollable delays in transportation, inability to obtain necessary materials or equipment in open market, or other matters beyond the reasonable control 17 DBl/63287028 of the Unit Operator whether similar to matters herein enumerated or not (all such matters shall be referred to herein as "force majeure") . Financial difficulty, insufficient funds, and failure to pay money shall not qualify as events of force majeure . 26. NONDISCRIMINATION . In connection with the performance of work under this agreement, the Unit Operator agrees to comply with all provisions in Section 202 (1) to (7) inclusive, of Executive Order 11246 ( 30 C . F . R . 12319 ), as amended, which are hereby incorporated by reference in this agreement . 27. LOSS OF TITLE . In the event title to any working interest or unleased rights to unitized substances in any tract of unitized land shall fail and the true owner cannot be induced to join in this unit agreement, such tract shall be automatically regarded as not committed hereto, and there shall be a redetermination of tract participations as may be required on account of the loss of such title . In the event title to any royalty interest, overriding royalty interest or other payment out of production with respect to any tract of unitized land shall fail and the true owner cannot be induced to join this unit agreement, the provisions of Section 28 (c) shall apply . In the event of a dispute as to title to any royalty, working interest, or other interests subject hereto, payment or delivery on account thereof may be withheld without liability for interest until the dispute is finally settled ; provided, that, as to Federal and State lands or leases, no payments of funds due the United States or the State should be withheld, but such funds due the United States shall be deposited as directed by the Federal AO and such funds due the State shall be deposited as directed by the State AO, to be held as unearned money pending final settlement of the title dispute, and then applied as earned or returned in accordance with such final settlement . Unit Operator as such is relieved from any responsibility for any defect or failure of any title hereunder, except in respect of working interests owned by Unit Operator, in which case Unit Operator will be treated as any other working interest owner . 28. NON - JOINDER AND SUBSEQUENT JOINDER . (a) If the owner of any royalty or other non - working interest in a tract within the unit area fails or refuses to subscribe or consent to this agreement, the owner of the working interest in that tract may withdraw the tract from this agreement by written notice delivered to the proper Bureau of Land Management office, the Land Commissioner and the Unit Operator prior to the approval of this agreement by the Federal AO and State AO . Upon any such withdrawal, there shall be a redetermination of tract participations as may be required on account of such withdrawal . (b) Prior to the approval of this agreement by the Federal AO and the State AO or their authorized representatives, any gas interests in lands within the exterior outline of the unit area shown on Exhibit "A" that are not committed hereto may be committed hereto by the owner or owners thereof subscribing or consenting to this agreement, and, if the interest is a working interest, by the owner of such interest subscribing to the unit operating agreement, without a requirement for approval by the working interest owners in the existing unit area, provided that all working interests and unleased gas rights within a tract must be committed hereto or that tract may not be included in the unit area (nor interests therein committed to this agreement) . After such federal and state approvals, the right of subsequent joinder, as provided in this section, by a working interest owner or owner of unleased gas rights is subject to the approval provided for in Section 2 (d) and, in the case of a working interest owner, such requirements, if any, pertaining to such joinder, as may be provided for in the unit operating agreement After such federal and state approvals, joinder by a non - working interest owner must be consented to in writing by the working interest owner committed hereto and responsible for the payment of any benefits that may accrue hereunder on behalf of such non - working interest . A non - working interest may not be committed to this unit agreement unless the corresponding working interest is committed hereto . Joinder to the unit agreement by a working interest owner, at any time, must be accompanied by appropriate joinder to the unit operating agreement, in order for the interest to be regarded as committed to this agreement . Except as may otherwise herein be provided, subsequent joinders to this agreement shall be effective as of the last date of the filing with the Unit Operator, the Federal AO and the State AO of duly executed counterparts of all or any papers necessary to establish effective commitment of any interest and/or tract to this agreement . Upon any such commitment or joinder, there shall be a redetermination of tract participations as may be required on account of such additional tract . (c) While any royalty interest, overriding royalty interest or other non - working interest in leased lands in the unit area is not committed to the unit, that interest shall be accounted for by the working interest owners responsible therefor as if this agreement were not in effect and no unit had been formed . 18 DBl/63287028

(d} In the event that previously unleased rights to unitized substances that have been committed to the unit are leased, and the working interest owner joins this agreement and the unit operating agreement in conformance with the requirements hereof and thereof, there shall be no redetermination of tract participations but such working interest owner shall reimburse all other working interest owners for the share of (i) pre - unitization costs payable pursuant to Section 3 hereof, and (ii) costs incurred in development of the unit and plant from and after the Effective Date under this agreement and the unit operating agreement, that it would have incurred in each case, had it held such working interest at all times . Within thirty ( 30 } days after the joinder, the Unit Operator shall issue to each working interest owner a schedule showing such Party's actual share of such expenditures incurred prior to the joinder, the share that such Party would have borne had the new working interest owner always held such working interest, and the amount owing by such new working interest owner to each other working interest owner . The new working interest owner shall pay the amounts owing to the Unit Operator, and upon receipt of such amounts the Unit Operator shall promptly pay the amounts owed to the other working interest owners in accordance with the amounts owing to each . The new working interest owner shall pay the amount owing in full at the end of the calendar month following the calendar month in which the Unit Operator delivers its schedule under this paragraph . Should the new working interest owner fail to pay such amount when due, no other Party shall be obligated to contribute the amounts in default, but all other rights and remedies referenced in Section 7 shall apply with respect to such default . In the event that previously unleased rights to unitized substances that have been committed to the unit are leased but the working interest owner fails to join this agreement and the unit operating agreement in conformance with the requirements hereof and thereof within sixty ( 60 } days of such leasing, such failure shall be treated in the same manner as a loss of title to a working interest under Section 27 . 29. COUNTERPARTS . This agreement may be executed in any number of counterparts, no one of which needs to be executed by all Parties, or may be ratified or consented to by separate instrument in writing specifically referring hereto and, subject to approval hereof by the State AO and the Federal AO, shall be binding upon all those Parties who have executed such a counterpart, ratification, or consent hereto with the same force and effect as if all such Parties had signed the same document and regardless of whether or not it is executed by all other Parties owning or claiming an interest in the lands within the above - described unit area . 30. SURRENDER . Nothing in this agreement shall prohibit the exercise by any working interest owner of the right to surrender vested in such Party by any lease, sublease, or operating agreement as to all or any part of the lands covered thereby, provided that any person who will or might acquire such working interest by such surrender or by forfeiture as hereafter set forth, is bound by the terms of this agreement . If, as a result of any such surrender, the working interest rights as to such lands become vested in any person other than the fee owner of the unitized substances, said person may forfeit such rights and further benefits from operation hereunder as to said land to the person next in the chain of title who shall be and become the owner of such working interest . If, as a result of any such surrender or forfeiture, working interest rights become vested in the fee owner of the unitized substances, such owner may for a period of six (6) months after such surrender or forfeiture : (a) Accept those working interest rights subject to this agreement and the unit operating agreement; or (b) Lease the portion of such land as is included in a Participating Area established hereunder subject to this agreement and the unit operating agreement and cause its Jessee to join this agreement and the unit operating agreement ; or (c) Exclude any part of such land from the unit area that is not then included within a Participating Area established hereunder; or (d} Accept that the benefits and obligations of operations accruing to such lands under this agreement and the unit operating agreement shall be shared by the remaining owners of unitized working interests in accordance with their respective working interest ownerships, and such owners of working interests shall 19 DBI/63287028 compensate the fee owner of unitized substances in such lands by paying sums equal to the rentals, minimum royalties, and royalties applicable to such lands under the lease in effect when the lands were unitized. In the event such fee owner makes no election with such six (6) month period, it shall be deemed to have elected option (d). An appropriate accounting and settlement shall be made for all benefits accruing to or payments and expenditures made or incurred on behalf of such surrendered or forfeited working interest subsequent to the date of surrender or forfeiture, and payment of any monies found to be owing by such an accounting shall be made as between the affected persons within thirty (30) days . The exercise of any right vested in a working interest owner to reassign such working interest to the person from whom obtained shall be subject to the same conditions as set forth in this section in regard to the exercise of a right to surrender . 31. TAXES . The working interest owners for each tract shall render and pay for their account and the account of their royalty owners all valid taxes on or measured by the unitized substances in and under or that may be produced, gathered and sold from the land covered by this agreement and allocated to such working interest owner's tract after the Effective Date, or upon the proceeds derived therefrom . excluding taxes measured by income, profits or capital gains and excepting cases where the applicable leases provide that the royalty owners are responsible for handling payment of such taxes . The working interest owners on each tract shall and may charge the proper proportion of said taxes to royalty owners having interests in said tract, and may currently retain and deduct a sufficient amount of the unitized substances or derivative products, or net proceeds thereof, from the allocated share of each royalty owner to secure reimbursement for the taxes so paid . No such taxes shall be charged to the United States or the State nor to any lessor who has a contract with his lessee which requires the lessee to pay such taxes . 32. NO PARTNERSHIP . The duties, obligations and liabilities of the Parties are intended to be several and not joint or collective . It is expressly agreed that the relation of the Parties is that of independent co - owners and contractors and nothing contained in this agreement, expressed or implied, nor any operations conducted hereunder, shall create or be deemed to have created a partnership or association between the Parties or any of them or to make any Party an agent or fiduciary on behalf of any other party . 33. SURFACE AND ENVIRONMENTAL PROTECTION STIPULATIONS . Nothing in this agreement shall modify or change either the special Federal or State lease stipulations relating to surface management or such special Federal or State lease stipulations relating to surfn ..: e and environmental protection, attached to and made a part of, the Federal leases or State leases, as applicable, covering lands within the unit area . 34. GOVERNING LAW . This agreement and the rights of the Parties hereunder shall be governed by and construed in accordance with the lows of the State of Arizona . 35. WAlVER OF RIGHTS OF PARTITION . Each Party agrees that, during the existence of this agreement, it will not seek any partition of any rights held by the Parties pursuant to this agreement or the unit operating agreement and to that extent waives the benefit of all laws authorizing such partition . 36. ENTIRE AGREEMENT . This agreement (together with, in the case of the working interest owners, the unit operating agreement) constitutes the entire agreement of the Parties with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements, statements, representations or understandings with respect to that subject matter, whether written or oral . 37. AMENDMENT AND WAIVER . Except to the extent expressly provided to the contrary herein, this agreement may be amended or modified, and any of the tenns hereof may be waived, only by a written instrument duly signed by all Parties or, in the case of a waiver, by the Party waiving compliance and, in the cases of an amendment, shall require the written approval of the Federal AO and the State AO . The waiver by any Party of the failure of any other party to perfonn any of its obligations hereunder shall not be deemed to be a waiver of any subsequent nonperfonnance of such obligation, or the waiver of any other obligation of the other Party . The failure 20 DBl/63287028 by any Party to enforce any of the tenns of this agreement at any time or for any period shall not be deemed to constitute a waiver. 38. NO THIRD PARTY BENEFICIARIES . Nothing in this agreement or the unit operating agreement, express or implied, shall entitle any person other than the Parties to any claim, cause of action, remedy or right of any kind . 39. EXPENSES . Each Party shall pay its own legal fees and other costs and expenses incurred by it in connection with the negotiation, execution and delivery of this agreement . 40. CAPTIONS . The captions in this agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this agreement . 41. SEVERABILITY . If any provision of this agreement is found to be void, voidable, illegal, or otherwise unenforceable, such provision shall to that extent be deemed not to fonn a part of this agreement and shall not affect the legality or validity of the other provisions of this agreement . 42. CALCULATIONS . The calculation of ownership interests conducted with respect to this agreement or the unit operating agreement shall be carried out to the fourth ( 4 th) decimal place . With respect to the fifth ( 5 th) decimal place, the integers from one (1) through four (4) shall be rounded down and the integers from five (5) to nine (9) shall be rowided up . 43. NON - DISCRIMINATION . The Parties shall comply with Executive Order 75 - 5 as modified by Executive Order 99 4 , which mandates that all persons, regardless of race, color, religion, sex, age, national origin or political affiliation, shall have equal access to employment opportunities, and all other applicable State and Federal employment laws, rules and regulations, including the Americans with Disabilities Act . The Parties shall take affinnative action to ensure that applicants for employment and employees are not discriminated against due to race, creed, color, religion, sex, national origin or disability . 44. CONFLICT OF INTEREST . Pursuant to A . R . S . † 38 511 , the State, its political subdivisions or any department or agency of either may, within three years after its execution, cancel any contract, without penalty or further obligation, made by the State, its political subdivisions, or any of the department or agencies of either if any person significantly involved in initiating, negotiating, securing, drafting or creating the contract on behalf of the State, its political subdivisions or any of the departments or agencies of either is, at any time while the contract or any extension of the contract is in effect, an employee or agent of any other party to the contract in any capacity or a consultant to any other party of the contract with respect to the matter of the contract . A cancellation made pursuant to this provision shall be effective when the parties receive written notice of the cancellation unless the notice specifics a later time . 45. NON - AVAILABILITY OF FUNDS . This agreement shall, with respect to the State, be subject to available funding, and nothing in this agreement shall bind the State to expenditures in excess of funds appropriated and allotted for the purposes outlined in this agreement 46. ARBITRATION . The parties to this Contract agree to resolve all disputes with the State arising out of or relating to this Contract through arbitration, after exhausting applicable administrative review, to the extent required by A . R . S . † 12 - 1518 except as may be required by other applicable statutes . 47. REFERENCES . In the agreement : (a) References to any gender includes a reference to all other genders; {b) References to the singular includes the plural, and vice versa; 21 D81/63287028 (c) specified; Reference to this "agreement" shall mean this agreement including the exhibits unless otherwise

(d) 22 DBl/63287028 Reference to any section means a section of this agreement; (e) References to any exhibit means an exhibit to this agreement, all of which are incorporated into and made a part of this agreement ; (t) Unless expressly provided to the contrary, "hereunder", "hereof', "herein", and words of similar import are references to the agreement as a whole and not any particular section or other provision of this agreement ; and (g) "Include" and "including" shall mean include or including without limiting the generality of the description preceding such term and are used in an i 1 Iustrative sense and not a limiting sense .

IN WITNESS WHEREOF, the Parties have caused this agreement to be executed and have set opposite their respective names the date of execution . UNIT OPERATOR AND WORKING INTEREST OWNER RIDGEWAY ARIZONA OIL CORP . Date of Execution : /tJ/:;tl,/ j , 23 DB1/63 2 87028 By : Barry Lasker , President Address: P . O . Box 1110 St. Johns , Arizona 85936 . 2009 By OFOF f: - e - Acknowledgment in a Representative Capacity STATEOF COUNTY O ' † ) ) ss . ) The foregoing instrument was acknowledged before me this of 00 9 by Barry Lasker , President of Ridgeway Arizona Oil Corp . , an Arizona corporation , on behalf of the corporation . •••••• •• •• My commission expires : eJ. k3 I

ARIZONA STATE LAND DEPARTMENT	
ARIZONA STATE LAND DEPARTMENT Date of Execution: 04 December, 2009 By: Maria Baier, Arizona State Land Commissioner Address: Arizona State Land Department 1616 W. Adams Street Phoenix, AZ 85007	By __________ SIGNATURE OF OFFICER

Acknowledgment in a Representative Capacity

STATE OF Arizona)
) SS.
COUNTY OF Maricopa)

The foregoing instrument was acknowledged before me this 4 day of December 2009 by Maria Baier, the Arizona State Land Commissioner of the Arizona State Land Department.

My commission expires: January 28, 2013 __________
Notary Public

OFFICIAL SEAL
CAROL A. EWING
Notary Public - State of Arizona
MARICOPA COUNTY
My Comm. Expires Jan. 28, 2013

24

UNITED STATES BUREAU OF LAND MANAGEMENT	
UNITED STATES BUREAU OF LAND MANAGEMENT Date of Execution: December 8, 2009 Name: Ruben Sanchez Title: Acting Group Administrator, Lands and Minerals Address: BUREAU OF LAND MANAGEMENT ARIZONA STATE OFFICE ONE NORTH CENTRAL AVENUE SUITE 800 PHOENIX, AZ 85004-2203	By: ______________ SIGNATURE OF OFFICER

Acknowledgment in a Representative Capacity

STATE OF AZ)
) SS.
COUNTY OF MARICOPA)

The foregoing instrument was acknowledged before me this 8 day of DECEMBER 2009 by RUBEN SANCHEZ, the ACTING GROUP ADMIN of the United States Bureau of Land Management.

My commission expires: MAY 25, 2012

____
Notary Public

LYN-AYN L. MUEHRING
NOTARY PUBLIC - ARIZONA
MARICOPA COUNTY
My Commission Expires
May 25, 2012

25

Exhibit "B" Amendment
Schedule Showing the Percentage and Kind of Ownership of Oil and Gas Interests
St. Johns CO_2 Unit Area
Apache County, Arizona
State Tracts

Last Updated: 10/24/11

Exp Date	Legal Description STATE LANDS	Acres	Serial Number	Basic Royalty Percentage	Lessee of Record Percentage	Overriding Royalty Percentage	Working Interest Percentage
1-15-12	Township 11 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona **Sec 30:** Lots 3, 4, E2SW, SE	316.62	13-111553	State of Arizona All (12.5% royalty)	Hunt Oil USA 100%		Hunt Oil USA 100%
1-15-12	Township 11 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona **Sec 27:** SW **Sec 35:** All ex M&B in NE **Sec 36:** S2 (All sections Closed-Gen Plant CP 9848	1009.44	13-111555	State of Arizona All (12.5% royalty)	Hunt Oil USA 100%		Hunt Oil USA 100%
1-15-12	Township 9 North Range 31 East Gila and Salt River Meridian Apache County, Arizona **Sec 27:** W2NW4, E2SW4, NW4SW4, SW4SE4, Lot 4 Section **28:** E2E2	1929.01	13-111556	State of Arizona All (12.5% royalty)	Hunt Oil USA 100%		Hunt Oil USA 100%
1-15-12	Township 10 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 7:** Lots 1-4, E2W2	311.88	13-107137	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
1-15-12	Township 12 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona **Sec. 18:** Lot 1, E2NE, NWNE, E2NW	248.63	13-107138	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
2-11-12	Township 11 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona **Sec 5:** Lots 3, 4, S2NW, SW	321.88	13-107199	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
4-29-12	Township 10 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec. 18:** Lots 1-4 **Sec. 19:** Lots 1-4	300.60	13-111977	State of Arizona All (12.5% royalty)	Hunt Oil USA 100%		Hunt Oil USA 100%

1

Exp Date	Legal Description STATE LANDS	Acres	Serial Number	Basic Royalty Percentage	Lessee of Record Percentage	Overriding Royalty Percentage	Working Interest Percentage
4-29-12	Township 11 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona **Sec. 4:** Lot 3, SENW	80.40	13-111978	State of Arizona All (12.5% royalty)	Hunt Oil USA 100%		Hunt Oil USA 100%
4-29-12	Township 8 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona **Sec 2:** Lots 1-5, SWNW, W2SW **Sec 3:** Lots 1-4, S2N2, S2 **Sec 4:** Lots 1-4, S2N2, S2 **Sec 10:** All	2261.84	13-111980	State of Arizona All (12.5% royalty)	Hunt Oil USA 100%		Hunt Oil USA 100%
4-29-12	Township 10 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 18:** E2W2, E2 **Sec 19:** E2W2, E2 **Sec 28:** W2, SWSE, N2SE	1400.00	13-112014	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Flint Chancellor 4.5%	Ridgeway Arizona Oil Corp. 100%
7-30-12	Township 9, North, Range 31 East Gila and Salt River Meridian Apache County, Arizona **Sec 20:** SWNE, NW, S2, NENE, NWNE, SENE **Sec 29:** N2, SE, SW **Sec 30:** NE, Lots 1-4, E2W2, SE	1920.00	13-110443	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Dan Snow 4.5%	Ridgeway Arizona Oil Corp. 100%
7-30-12	Township 9 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona **Sec 3:** Lots 4, SWNW, SW, W2SE **Sec 4:** Lots 1-4, S2N2, S2 **Sec 8:** E2 **Sec 9:** All **Sec 10:** W2W2	2081.60	13-110446	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Dan Snow 4.5%	Ridgeway Arizona Oil Corp. 100%
7-30-12	Township 9 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 13:** N2, N2SE, N2SW, SESW, S2SE **Sec 23:** All **Sec 24:** W2, SE **Sec 25:** E2, W2	2360.00	13-110447	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Gary Kiehne 4.5%	Ridgeway Arizona Oil Corp. 100%

2

Hunt Oil USA 100% Hunt Oil USA 100% Ridgeway Arizona Oil Corp. 100% Ridgeway Arizona OiJ Corp. l 00% Ridgeway Arizona Oil Corp. 100% Ridgeway Arizona Oil Corp . 100% Ridgeway Arizona Oil Corp. 100% Ridgeway Arizona Oil Corp. I 00% Working Interest Percental!:e Bueyeros Trust 1% Keith Allen .5% Bueyeros Trust 1% Keith Allen .5% Bueyeros Trust 1% Keith Allen .5% Chancellor 4.5% Gary Kiehne 4.5% Gary Kiehne 4.5% Overriding Royalty Percental!e Hunt Oil USA 100% Hunt Oil USA 100% Ridgeway Arizona Oil Corp. I00% Ridgeway Arizona Oil Corp. l 00% Ridgeway Arizona Oil Corp. 100% Ridgeway Arizona Oil Corp. l 00% Ridgeway Arizona Oil Corp. I 00% Ridgeway Arizona Oil Corp. I 00% Lessee of Record Percental!e State of Arizona All (12.5% royalty) State of Arizona All (12.5% royalty) State of Arizona All (12.5% royalty) State of Arizona All (12.5% royalty) State of Arizona All (12.5% royalty) State of Arizona All (12.5% royalty) State of Arizona AU (12.5% royalty) State of Arizona All (12.5% royalty) Basic Royalty Percental!:e 13 - 110504 13 - 110501 13 - 110475 13 - 110474 13 - 110471 13 - 110455 13 - 110452 13 - 110450 Serial Number 640.00 1280.00 640.00 640.00 1953.28 1935.15 2241 . 59 1923.62 Acres Township 9 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona Sec 36: All Township 9 No1th, Range 31 East Gila and Salt River Meridian Apache County, Arizona Sec: 32: All Sec 33: All Township 9 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona Sec 22: All Township 9 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona Sec 9: All Township 11 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona Sec 7: Lots 1 - 4, E2W2, E2 Sec 8: All Sec 17: All Township 9 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona Sec 3: Lots l - 4, S2N2, S2 Sec 4: Lots l - 4, S2N2, S2 Sec 10: All Township 9 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona Sec 5: Lots l - 4, S2N2, S2 Sec 6: Lots I - 7, S2NE, SENW, E2SW, SE Sec 7: Lots l - 4, E2W2, E2 Sec 8: W2 Township 9 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona Sec 17: N2, N2S2, SESE, S2SW, SWSE Sec 18: Lots 1 - 4, NE, E2NW, NESW, N2SE, SESW, S2SE Sec 19: Lots 1 - 4, E2W2, E2 Legal Description STATE LANDS 7 - 30 - 12 7 - 30 - 12 7 - 30 - 12 7 - 30 - 12 7 - 30 - 12 7 - 30 - 12 7 - 30 - 12 7 - 30 - 12 Exp Date 3

Exp Date	Legal Description STATE LANDS	Acres	Serial Number	Basic Royalty Percentage	Lessee of Record Percentage	Overriding Royalty Percentage	Working Interest Percentage
7-30-12	Township 11 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona **Sec 9:** NENE, S2NE, W2, SE **Sec 13:** N2 **Sec 15:** All **Sec 16:** All	2200.00	13-110506	State of Arizona All (12.5% royalty)	Hunt Oil USA 100%		Hunt Oil USA 100%
7-30-12	Township 12 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 19:** Lot 1, N2NE, NENW **Sec 20:** N2N2 **Sec 33:** All	955.80	13-110508	State of Arizona All (12.5% royalty)	Hunt Oil USA 100%		Hunt Oil USA 100%
7-30-12	Township 10 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 10:** N2, SW, N2SE, SWSE	600.00	13-110524	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Lisa Gray 4.5%	Ridgeway Arizona Oil Corp. 100%
7-30-12	Township 11 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona **Sec 12:** E2, **Sec 23:** E2, NW, E2SW, SWSW **Sec 24:** SW **Sec 25:** E2E2, SW	1400.00	13-110553	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Gary Kiehne 4.5%	Ridgeway Arizona Oil Corp. 100%
7-30-12	Township 11 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona **Sec 21:** E2NE, W2E2, W2 **Sec 22:** N2, E2SW, SWSW, SE **Sec 27:** N2, SE **Sec 36:** N2	1960.00	13-110554	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Gary Kiehne 4.5%	Ridgeway Arizona Oil Corp. 100%
7-30-12	Township 10 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 12:** All	640.00	13-110555	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Gary Kiehne 4.5%	Ridgeway Arizona Oil Corp. 100%
7-30-12	Township 10 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 1:** Lots 1-4, S2N2, S2 **Sec 2:** Lots 1-4, S2N2, S2	1289.18	13-110556	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Gary Kiehne 4.5%	Ridgeway Arizona Oil Corp. 100%
7-30-12	Township 11 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona **Sec 26:** N2, N2S2, M&B IN S2S2 **Sec. 35:** M&B IN NE	688.18	13-110560	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Gary Kiehne 4.5%	Ridgeway Arizona Oil Corp. 100%

4

Exp Date	Legal Description STATE LANDS	Acres	Serial Number	Basic Royalty Percentage	Lessee of Record Percentage	Overriding Royalty Percentage	Working Interest Percentage
7-30-12	Township 10 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona **Sec. 12:** N2	320.00	13-110584	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Gary Kiehne 4.5%	Ridgeway Arizona Oil Corp. 100%
7-30-12	Township 9 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec. 14:** N2, SESE, S2SW, SWSE **Sec. 15:** N2, SESE **Sec. 26:** N2, SW	1320.00	13-110586	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
7-30-12	Township 11 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 28:** NW2N2	160.00	13-110587	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
7-30-12	Township 10 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 24:** All	640.00	13-110620	State of Arizona All (12.5% royalty)	Hunt Oil USA 100%		Hunt Oil USA 100%
7-30-12	Township 10 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 4:** Lots 1-4, S2NE, S2NW **Sec 10:** SESE **Sec 13:** All **Sec 15:**NE **Sec 20:** N2NW, SWNW, SW **Sec 34:** SWNE, NWSE, S2SE **Sec 35:** NESE, S2S2 **Sec 36:** All	2448.60	13-110621	State of Arizona All (12.5% royalty)	Hunt Oil USA 100%		Hunt Oil USA 100%
7-30-12	Township 9 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona **Sec 27:** SWSW **Sec 28:** W2E2, W2 **Sec 31:** Lots 1,2, E2NW, NE, NESW, N2SE **Sec 34:** Lots 2,3,4, W2SE, SWNE, W2	1436.41	13-110625	State of Arizona All (12.5% royalty)	Hunt Oil USA 100%		Hunt Oil USA 100%
7-30-12	Township 11 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 30:** E2SW, SE Lots 3, 4 **Sec 31:** Lots 1, 2, NE, E2NW **Sec 32:** NW **Sec 33:** S2	1111.91	13-110629	State of Arizona 12.5% (royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%

5

Exp Date	Legal Description STATE LANDS	Acres	Serial Number	Basic Royalty Percentage	Lessee of Record Percentage	Overriding Royalty Percentage	Working Interest Percentage
7-30-12	Township 10 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona **Sec 1:** Lots 1-4, S2N2, S2 **Sec 2:** Lots 1-4, S2N2, S2	1282.24	13-110640	State of Arizona 12.5% (royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
7-30-12	Township 12 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 8:** N2, **Sec 9:** W2	640.00	13-110652	State of Arizona 12.5% (royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
7-30-12	Township 12 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 15:** All **Sec 16:** All **Sec 17:** S2N2, S2 **Sec 18:** Lots 2-4 S2NE, SENW, E2SW, SE	2228.02	13-110660	State of Arizona All (12.5% royalty)	Hunt Oil USA 100%		Hunt Oil USA 100%
7-30-12	Township 10 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona **Sec 19:** Lots 1-4, E2W2, E2 **Sec 20:** All **Sec 21:** All **Sec 22:** SENW, Lots 1-4, W2E2, NENW, W2NW, SW	2433.56	13-110663	State of Arizona All (12.5% royalty)	Hunt Oil USA 100%		Hunt Oil USA 100%
7-30-12	Township 10 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona **Sec 15:** Lots 1-4, W2, W2E2 **Sec 16:** All **Sec 17:** All **Sec 18:** Lots 1-4, E2W2, E2	2431.26	13-110664	State of Arizona All (12.5% royalty)	Hunt Oil USA 100%		Hunt Oil USA 100%
7-30-12	Township 10 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona **Sec 3:** Lots 3, 4, SWNW, W2SW **Sec 4:** Lots 1-4, S2N2, S2 **Sec 5:** Lots 1-4, S2N2, S2 **Sec 6:** Lots 5-7, S2NE, SE, SENW, E2SW	1955.74	13-110666	State of Arizona All (12.5% royalty)	Hunt Oil USA 100%		Hunt Oil USA 100%
.7-30-12	Township 10 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona **Sec 27:** Lots 1-4, W2E2, W2	522.08	13-110672	State of Arizona 12.5% (royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%

6

Exp Date	Legal Description STATE LANDS	Acres	Serial Number	Basic Royalty Percentage	Lessee of Record Percentage	Overriding Royalty Percentage	Working Interest Percentage
7-30-12	Township 11 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 2:** Lots 1-4, S2N2, S2 **Sec 15:** S2	953.44	13-110707	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
7-30-12	Township 10 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona **Sec 9:** All **Sec 10:** W2W2	800.00	13-110709	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
7-30-12	Township 10 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona **Sec 31:** Lots 1-4, E2W2, E2 **Sec 34:** Lots 1-4, W2E2, W2	1164.40	13-110713	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
7-30-12	Township 12 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 22:** All **Sec 36:** All	1280.00	13-110717	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
7-30-12	Township 10 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona **Sec 28:** All **Sec 29:** All **Sec 32:** All **Sec 33:** All	2560.00	13-110718	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Lisa Gray 4.5%	Ridgeway Arizona Oil Corp. 100%
7-30-12	Township 11 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona **Sec 14:** All	640.00	13-110729	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Fred Allison 4.5%	Ridgeway Arizona Oil Corp. 100%
7-30-12	Township 10 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona **Sec 7:** Lots 1-4, E2W2, E2 **Sec 8:** All	1273.60	13-110764	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Dan Snow 4.5%	Ridgeway Arizona Oil Corp. 100%
7-30-12	Township 11 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 22:** All **Sec 23:** All **Sec 26:** SE **Sec 36:** All	2080.00	13-110766	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Dan Snow 4.5%	Ridgeway Arizona Oil Corp. 100%
7-30-12	Township 10 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona **Sec 30:** Lots 1-4, E2W2, E2	636.22	13-110769	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Gary Kiehne 4.5%	Ridgeway Arizona Oil Corp. 100%

7

Exp Date	Legal Description STATE LANDS	Acres	Serial Number	Basic Royalty Percentage	Lessee of Record Percentage	Overriding Royalty Percentage	Working Interest Percentage
7-30-12	Township 9 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 11:** W2	320.00	13-112034	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Gary Kiehne 4.5%	Ridgeway Arizona Oil Corp. 100%
11-14-12	Township 10 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 29:** All **Sec 32:** E2, NW, N2SW, S2SW	1280.00	13-112034	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Gary Kiehne 4.5%	Ridgeway Arizona Oil Corp. 100%
11-14-12	Township 9 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 1:** Lots 1-4, S2N2, S2 **Sec 2:** Lots 1-4, S2N2, S2 **Sec 11:** E2 **Sec 12:** All	2248.54	13-112035	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Gary Kiehne 4.5%	Ridgeway Arizona Oil Corp. 100%
1-31-13	Township 12 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona **Sec. 29:** All; **Sec. 30:** Lots 1-4, E2, E2W2 **Sec. 31:** Lots 1-4, E2,E2W2	1915.28	13-112688	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
1-31-13	Township 12 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona **Sec. 18:** Lots 1-4, E2, E2W2 **Sec. 19:** Lots 1-4, E2, E2W2 **Sec. 20:** All	1907.28	13-112689	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
1-31-13	Township 11 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona **Sec. 30:** Lots 1,2, NE, E2NW	316.08	13-112690	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
1-31-13	Township 10 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec. 11:** SESW, SE **Sec. 25:** NENE, S2NE, S2 **Sec. 33:** W2NE, W2, NWSE, S2SE	1160.00	13-112691	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Gary Kiehne 4.5%	Ridgeway Arizona Oil Corp. 100%
11-6-13	Township 11 North, Range 28 East Gila and Salt River Meridian Apache County, Arizona **Sec 2:** All **Sec 12:** All	1280.76	13-113565	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%

8

Ridgeway Arizona Oil Corp. 100% Ridgeway Arizona Oil Corp . 100% Ridgeway Arizona Oil Corp. 100% Ridgeway Arizona Oil Corp. 100% Ridgeway Arizona Oil Corp. 100% Ridgeway Arizona Oil Corp. l 00% Working Interest Percentae:e Bueyeros Trust 1% Keith Allen .5% Bueyeros Trust 1% Keith Allen .5% Bueyeros Trust 1% Keith Allen .5% Bueyeros Trust 1% Keith Allen .5% Bueyeros Trust 1% Keith Allen .5% Bueyeros Trust 1% Keith Allen .5% Overriding Royalty Percentaee Ridgeway Arizona Oil Corp . I 00% Ridgeway Arizona Oil Corp . I00% Ridgeway Arizona Oil Corp. I00% Ridgeway Arizona Oil Corp. I 00% Ridgeway Arizona Oil Corp. l 00% Ridgeway Arizona Oil Corp. 100% Lessee of Record Percentaee State of Arizona All (12.5% royalty) State of Arizona All (12.5% royalty), State of Arizona All (12.5% royalty) State of Arizona All (12.5% royalty) State of Arizona All (12.5% royalty) State of Arizona All (12.5% royalty) Basic Royalty Percentae:e 13 - 113693 13 - 113693 13 - 113692 13 - 109703 13 - 113568 13 - 113567 13 - 113565 Serial Number 1600.00 800.00 2064.13 200.00 622.50 480.00 1265.44 Acres Township 11 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona Sec. 27: N2, Closed - Gen Plant - CP 9834 Sec. 28: SE2N2, S2, Closed - Gen Plant - CP 6863 Sec 32: NE, S2, Closed - Gen Plant - CP 9840 Sec. 33: N2, Closed - Gen Plant - CP 6878 Township 11 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona Sec. 13: S2, Closed - Gen Plant - CP 9845 Sec 24: N2, SE, Closed - Gen Plant - CP 9846 Township 11 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona Sec. 19: Lots 1 - 4, E2, E2W2, Closed - Gen Plant - CP 9836 Sec, 20: W2SW, E2SW, Closed - CP 9835 Sec. 29: W2W2, E2W2, E2 Closed - CP 9837 Sec. 30: NE, E2NW, Lots I, 2, Closed - CP 9838 Sec. 31: Lots 3 4, E2SW SE, Closed - CP 9839 Township 9 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona Sec 13: SWSW, Sec. 24: NE Township 10 N01th, Range 30 East Gila and Salt River Meridian Apache County, Arizona Sec 30: All Township 11 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona Sec 28: N2 Sec 34: NE4 Township 11 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona Sec 18: Lots 1 - 4, E2N2, E2 Sec 20: N2N2, SW, SESW, SE Legal Description STATE LANDS 2 - 19 - 14 2 - 19 - 14 1 - 22 - 14 11 - 6 - 13 11 - 6 - 13 11 - 6 - 13 Exp Date 9

Ridgeway Arizona Oil Corp. 100% Ridgeway Arizona Oil Corp. 100% Ridgeway Arizona Oil Corp. I00% Ridgeway Arizona Oil Corp. I 00% Ridgeway Arizona Oil Corp. l 00% Ridgeway Arizona Oil Corp. l 00% Working Interest Percentae:e Bueyeros Trust 1% Keith Allen .5% Bueyeros Trust 1% Keith Allen .5% Bueyeros Trust 1% Keith Allen .5% Bueyeros Trust 1% Keith Allen .5% Bueyeros Trust 1% Keith Allen .5% Bueyeros Trust 1% Keith Allen .5% Overriding Royalty Percentae:e Ridgeway Arizona Oil Corp. 100% Ridgeway Arizona Oil Corp. I 00% Ridgeway Arizona Oil Corp. I 00% Ridgeway Arizona Oil Corp. I 00% Ridgeway Arizona Oil Corp. 100% Ridgeway Arizona Oil Corp. 100% Lessee of Record PercentaJ?;e State of Arizona All (12.5% royalty) State of Arizona All (12.5% royalty) State of Arizona All (12 . 5% royalty) State of Arizona All (12.5% royalty) State of Arizona All (12.5% royalty) State of Arizona All (12.5% royalty) Basic Royalty Percentaee 13 - 113762 13 - 113761 13 - 113760 13 - 113759 13 - 113758 13 - 113758 13 - 109801 Serial Number 2477.16 2443.81 2440.54 2438,06 1691.44 640 . 00 640 . 00 Acres Township 11 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona Sec 3: Lots 1 - 7, SWNE, S2NW, SW, W2SE Sec 4: Lots 1 - 4, S2N2, S2 Sec 5: Lots 1 - 4, S2N2, S2 Sec 6: Lots 1 - 7 , S2NE, SENW, E2SW, SE Township 11 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona Sec 7: Lots 1 - 4, E2W2, E2 Sec 8: All Sec 9: All Sec 10: Lots 1 - 4, W2E2 W2 Township 11 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona Sec 15: Lots 1 - 4, W2E2, W2 Sec 16: All Sec 17: All Sec 18: Lots 1 - 4, E2W2, E2 Township 11 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona Sec 19: Lots 1 - 4, E2W2, E2 Sec 20: All Sec 21: All Sec 22: Lots 1 - 4, W2E2, W2 Township 11 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona Sec 27: Lot l, NWNE, N2NW, SWNW, W2SE, SW Sec 28: All Sec 29: All Township 12 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona Sec 32: All Township 12 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona Sec. 35: All Legal Description STATE LANDS 4 - 27 - 14 4 - 27 - 14 4 - 27 - 14 4 - 27 - 14 4 - 27 - 14 3 - 31 - 14 Exp Date 10

Ridgeway Arizona Oil Corp. 100% Ridgeway Arizona Oil Corp. 100% Ridgeway Arizona Oil Corp. 100% Hunt USA l00% Ridgeway Arizona Oil Corp. 100% Ridgeway Arizona Oil Corp . 100% Ridgeway Arizona Oil Corp. I00% Working Interest Percentae:e Bueyeros Trust 1% Keith Allen .5% Bueyeros Trust 1% Keith Allen .5% Gary Kiehne 4.5% Bueyeros Trust 1% Keith Allen . 5% Bueyeros Trust 1% Keith Allen .5% Overriding Royalty Percentae:e Ridgeway Arizona Oil Corp. 100% Ridgeway Arizona Oil Corp . 100% Ridgeway Arizona Oil Corp. 100% HuntUSA !00% Ridgeway Arizona Oil Corp. 100% Ridgeway Arizona Oil Corp. 100% Ridgeway Arizona Oil Corp . 100% Lessee of Record Percentage State of Arizona All (12.5% royalty) State of Arizona All (12.5% royalty) State of Arizona All(12.5% royalty) State of Arizona All (12.5% royalty) State of Arizona All (12.5% royalty) State of Arizona All(l2 . 5% royalty) State of Arizona All (12.5% royalty) Basic Royalty Percentae:e 13 - 108347 13 - 108346 13 - 110557 13 - 110626 13 - 114778 13 - 113786 13 - 113763 Serial Number 2443.90 959.68 2393.62 1466 . 01 640.00 1757.68 640.00 Acres Township IO North, Range 30 East Gila and Salt River Meridian Apache County, Arizona Sec 4: SE, SW Sec 5: Lots 1 - 4, S2NW, SW, S2NE , SE Sec 6: Lots 1 - 7, S2NE, SENW, E2SW, SE Sec 7: E2 Sec 8: SENE, W2, SE Township 11 North, Range 29 East Gila and Salt River Me1idian Apache County, Arizona Sec 1: Lots 1 - 4, S2N2, S2 Sec 2: Lots I, 2, S2NE, SE Township 11 North, Range 30 East Gila and Salt River Meridian Apache County, Ari z ona Sec 17: All Sec 18: Lots 1 - 4 , E2W2 , E2 Sec 20: W2NW, E2, E2NW Sec 21: All Township 9 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona Sec, 15: W2, W2SE Sec. 16: All Sec. Sec. 22: NESW, Lots 1,2, NW, W2NE, W2SW,NWSE Township 9 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona 21: E2NW, NWNW, S2SW, NE, NESW, SE, SWNW, NWSW Township 11 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona Sec 31: Lots I, 2, E2NW, NE Sec 32: All Sec 33: All Sec 34: W2W2 Township 11 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona Sec 16: All Legal Description STATE LANDS 8 - 22 - 14 8 - 22 - 14 8 - 6 - 14 7 - 14 - 14 7 - 14 - 14 4 - 27 - 14 4 - 27 - 14 Exp Date 11

Exp Date	Legal Description **STATE LANDS**	Acres	Serial Number	Basic Royalty Percentage	Lessee of Record Percentage	Overriding Royalty Percentage	Working Interest Percentage
8-22-14	Township 10 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 21:** N2, N2S2, SESE, S2SW, SWSE **Sec 26:** N2	960.00	13-108348	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
8-22-14	Township 10 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 9:** All **Sec 15:** W2, SE **Sec 16:** All **Sec 17:** All	2400.00	13-108349	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
8-24-14	Township 10 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 20:** N2NE, SENE, N2SE, SWSE **Sec 22:** All **Sec 27:** N2N2, SENE, SWNE, S2NW, N2SW, NWSE **Sec 28:** NENE, W2NE, SENE	1480.00	13-113968	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
1-31-15	Township 11 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona **Sec. 26:** M&B IN S2S2, Closed – TEP	62.38	13-108744	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
7-4-15	Township 9 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona **Sec 3:** Lots 1,2,3,5,6,7, SWNE, SENW **Sec 10:** Lots 1-4, W2E2, E2W2 **Sec 15:** Lots 1-4, W2NE **Sec 22:** Lots 3,4, SESW, SWSE **Sec 27:** Lots 1-3, W2NE, NENW, NWSE	1012.98	13-110163	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
7-4-15	Township 12 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 34:** All **Sec 35:** NW, S2	1120.00	13-110164	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
7-4-15	Township 12 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec. 21:** All **Sec. 27:** W2, SE **Sec 28:** All **Sec. 29:** All	2400.00	13-110165	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%

12

Exp Date	Legal Description STATE LANDS	Acres	Serial Number	Basic Royalty Percentage	Lessee of Record Percentage	Overriding Royalty Percentage	Working Interest Percentage
7-4-15	Township 12 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona **Sec 24:** All	640.00	13-110166	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
7-4-15	Township 11 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona **Sec 21:** E2SE **Sec 22:** NWSW **Sec 23:** NWSW	160.00	13-110167	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
9-7-15	Township 11 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 6:** Lots 1-7, S2NE, SENW,E2SW, SE, **Sec 7:** Lots 1-4, E2, E2W2 Township 12 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 31:** Lots 1-4, E2W2, E2 **Sec 32:** All	1260.55 1266.86	13-110246 13-110246	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
2-5-16	Township 9 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 5:** Lots 1-4, S2N2, S2	642.78	13-110789	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
2-28-16	Township 11 North, Range 28 East Gila and Salt River Meridian Apache County, Arizona **Sec. 1:** Lots 1 thru 4, S2N2, S2 Township 12 North, Range 28 East Gila and Salt River Meridian Apache County, Arizona **Sec 24:** All **Sec 26:** All **Sec. 36:** All	639.66 1920.00	13-115706 13-115706	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
2-28-16	Township 12 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona **Sec. 25:** N2, SW, N2SE, S2SE, **Sec. 36:** All	1280.00	13-115707	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%

13

Exp Date	Legal Description STATE LANDS	Acres	Serial Number	Basic Royalty Percentage	Lessee of Record Percentage	Overriding Royalty Percentage	Working Interest Percentage
2-28-16	Township 12 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 30:** Lots 1-4, E2W2, E2	625.54	13-115707	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
2-28-16	Township 12 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona **Sec 30:** Lots 1-4, E2W2, E2 **Sec. 32:** W2, W2E2, **Sec 33:** N2, E2SW, SE, W2SW, **Sec. 34:** All	2440.64	13-115708	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
2-28-16	Township 12 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona **Sec. 16:** All, **Sec. 22:** All, **Sec. 23:** All, **Sec. 26:** All	2560.00	13-115709	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
2-28-16	Township 12 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona **Sec 8:** All **Sec 10:** All, **Sec 12:** E2NW, N2SW, SWSW, **Sec 14:** All	2200.00	13-115710	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
2-28-16	Township 11 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona **Sec. 6:** Lots 1 thru 7, S2NE, SENW, E2SW, SW **Sec 12:** W2	1003.84	13-115711	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
2-28-16	Township 11 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona **Sec. 2:** Lots 3,4, S2NW, SW **Sec. 3:** Lots 1-4, S2N2, S2, **Sec 4:** Lots 1, 2, S2NE, N2SE, SESE **Sec. 10:** All **Sec. 11:** All	2525.96	13-115721	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
3-20-16	Township 12 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 19:** Lots 2,3,4, S2NE, SENW, E2SW, SE **Sec 20:** S2N2, S2	1108.36	13-110236	State of Arizona All (12.5% royalty)	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%

14

Ridgeway Arizona Oil Corp. 100% Ridgeway Arizona Oil Corp. I 00% Working Interest Percenta2e Bueyeros Trust 1% Keith Allen .5% Bueyeros Trust 1% Keith Allen .5% Overriding Royalty Percenta2e Ridgeway Arizona Oil Corp. I00% Ridgeway Arizona Oil Corp. I00% Lessee of Record Percenta2e State of Arizona All (12.5% royalty) State of Arizona All (12.5% royalty) Basic Royalty Percenta2e 13 - 110861 13 - 110239 Serial Number 137527.64 160.00 1280.00 Acres Total Township 12 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona Sec. 32: E2E2, BLM O&G Lease AZA 30210 Te1minated 3 - 21 - 06 Township 12 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona Sec. 24: All Sec. 25: All Legal Description STATE LANDS 3 - 20 - 16 3 - 20 - 16 Exp Date 15

Exhibit "B"
Schedule Showing the Percentage and Kind of Ownership of Oil and Gas Interests
St. Johns CO_2 Unit Area
Apache County, Arizona
Private Tracts Within the Unit

	Legal Description **PRIVATE LANDS**	**Acres**	**Serial Number** **Expiration Date**	**Basic Royalty** **Percentage**	**Lessee of Record** **Percentage**	**Overriding Royalty** **Percentage**	**Working Interest** **Percentage**
	Township 12 North, Range 28 East Gila and Salt River Meridian Apache County, Arizona	778.35	2007-010377 9-3-2012	Toni Wanic 15%	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
	Sec 25: All **Sec 35:** All	778.35	2007-010512 9-30-2012	Nicala Romney 15%			
	Township 12 North, Range 29 East Gila & Salt River Meridian Apache County, Arizona **Sec 7:** All **Sec 9:** All, less & except the following: Beginning at the northeast of Sec 9, 12N, 29E, thence	1556.70	2008-001461 11-5-2012	Louise Platt & Patrice Rodriguez 15%			
	S 2,310 feet, more or less, to the Center Line of the SJ-Salt Lake Rd, thence in a NW direction along center line of said road to the West	1556.70	2007-010371 9-16-2012	Plateau Partnership 15%			
	line of Section 9, thence N 160 feet, more or less to the Northwest Corner	518.90	2007-010667 10-22-2012	Silvia G Westover 15%			
	of Sec 9, thence east along the section line to the point of beginning;	518.90	2007-010509 10-24-2012	Paul Greer 15%			
	it being that portion of Sec 9 that is North of the SJ-Salt Lake Rd, containing 140 acres more or less. (See legal) **Sec 11:** All **Sec 13:** All	518.90	2008-001460 11-5-2012	Phillip Greer 15%			
	Sec 15: All **Sec 17:** All **Sec 19:**Lots 1-4, S2W2, E2 **Section 20:** All **Sec**	719.00	4-2-2012 2009-003400	Mitchel D Platt 15%			
	29: All **Sec 31:** Lots 1-4; E2W2, E2	719.00	3-31-2012 2009-003400	Warren E Platt 15%			
	Township 10 North, Range 30 East Gila & Salt River Meridian	60.00	2009-003400 4-2-2012	Mitchel D Platt 15%	Ridgeway Arizona Oil Corp 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
	Apache County, Arizona Section 8: N2NE4, SW4NE4	60.00	3-31-2012	Warren E Platt 15%			

16

Ridgeway Arizona Oil Corp. 100% Ridgeway Arizona Oil Corp. 100% Ridgeway Arizona Oil Corp. 100% Working Interest Percentae:e Bueyeros Trust 1% Keith Allen .5% Bueyeros Trust 1% Keith Allen .5% Bueyeros Trust 1% Keith Allen .5% Overriding Royalty Percenta2e Ridgeway Arizona Oil Corp. 100% Ridgeway Arizona Oil Corp. I 00% Ridgeway Arizona Oil Corp. I00% Lessee of Record Percentae:e William Lester Platt III Julie Platt Gardner Rodney B Platt Iris Platt 12.5% Loreen DeWitt 12.5% Patricia Dickson 12.5% Karen Hess 12 . 5% Irvin A Platt 12.5% William V Platt 12.5% Rauna Rae Benson 12.5% Helen Workman 13.5% Gary L Platt 12.5% Franklin Jeffery Platt 12.5% Randolph P Platt 12.5% Voigt&Lori Lesueur Revocable Living Trust 12 . 5% Basic Royalty Percentae:e 2007 - 010511 10 - 22 - 2012 2008 - 001459 11 - 20 - 2012 2007 - 010372 8 - 26 - 2012 2007 - 010366 8 - 27 - 2012 2007 - 010367 9 - 18 - 2012 2007 - 010368 8 - 26 - 2012 2007 - 010373 9 - 10 - 2012 2007 - 010374 8 - 17 - 2008 2007 - 010365 9 - 13 - 2007 2007 - 0 l 0668 10 - 25 - 2012 2007 - 0 l 0666 10 - 28 - 2012 2008 - 001462 11 - 27 - 2012 2007 - 010510 10 - 24 - 2012 2007 - 010369 9 - 30 - 2012 Serial Number Expiration Date 64.02 64.02 64.02 64.016 64.016 32.008 32.008 21.339 21.339 21.339 64.02 64.02 64.02 64.02 240.00 Acres Township 11 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona Sec 4: Lot 4, SW4NW4, SE4SW4, SW4SE4, N2SW4 Sec 5: Lot I Sec 9:NW4NE4 Township 11 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona Sec 4 : Lot 4 , SW 4 NW 4 , SE 4 SW 4 , SW 4 SE 4 , N 2 SW 4 Sec 5 : Lot I Sec 9 : NW 4 NE 4 Township 11 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona Sec 25: NW4, W2E2 Legal Description PRIVATE LANDS 17

	Legal Description PRIVATE LANDS	Acres	Serial Number Expiration Date	Basic Royalty Percentage	Lessee of Record Percentage	Overriding Royalty Percentage	Working Interest Percentage
	Township 10 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 26:** W2SE4, SW4 **Sec 27:** E2SE4 **Sec 34:** NE4NE4 **Sec 35:** N2NW4, NW4NE4	80.00	2007-010375 10-4-2012	Larry Roy Ransom 12.5%	Ridgeway Arizona Oil Corp. 100%	Bueyeros Trust 1% Keith Allen .5%	Ridgeway Arizona Oil Corp. 100%
		80.00	2007-010376 10-11-2012	Randy Bryan Ransom 12.5%			
		160.00	2007-010370 9-17-2012	Mrs. Leo B Merrill			
		160.00	2008-001458 11-25-2012	Marlene Bowers 12.5%			
		160.00	2008-001463 10-29-2012	Fred Merrill 12.5%			
		160.00	2007-010665 10-29-2012	Fonda Brown 12.5%			
		160.00	2008-001457 10-28-2012	Brenda Merrill 12.5%			
	Township 11 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 1:** All **Sec 3:** All **Sec 4:** All **Sec 5:** All **Sec 6:** All **Sec 9:** All **Sec 10:** All Total Lease Acreage: 4446.14	4446.14	2011-00590 2005-010979 12-15-2011 (y to y)	Prize Energy Resources, L.P. 25%	Ridgeway Arizona Oil Corp. 100%		Ridgeway Arizona Oil Corp. 100%
	Township 11 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 11:** All **Sec 12:** All **Sec 13:** All **Sec 14:** All **Sec 15:** N2 **Sec 24:** All **Sec 25:** All Total Lease Acreage: 4160.00	4160.00	2011-00591 2005-010979 12-15-2011 (y to y)	Prize Energy Resources, L.P. 25%	Ridgeway Arizona Oil Corp. 100%		Ridgeway Arizona Oil Corp. 100%

18

Ridgeway Arizona Oil Corp. 100% Ridgeway Arizona Oil Corp I00% Working Interest Percenta2e Overriding Royalty Percental!;e Ridgeway Arizona Oil Corp. 100% Ridgeway Arizona Oil Corp I 00% Lessee of Record Percenta2e Prize Energy Resources, L.P. 25% Prize Energy Resources, L.P. 25% Basic Royalty Percenta2e 2011 - 00593 2005 - 0 l 0980 12 - 15 - 2011 (yto y) 2011 - 00593 2005 - 0 l 0980 12 - 15 - 2011 2011 - 00592 2005 - 0 I098 I 12 - 15 - 201 l (y toy) Serial Number Expiration Date 2080.00 800.13 1280.00 2200.00 160 . 40 320.40 Acres Township 11 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona Sec 26: N2, SW4 Sec 27: S2 Sec 34: All Sec 35: All Township 11 North, Range 3 l East Gila and Salt River Meridian Apache County, Arizona Sec 27: Lots 2,3,4, SW4NE4, SE4NW4 Sec 31: Lots 3,4, E2SW4, SE4 Sec 34: Lots 1 - 4, W2E2, E2W2 Township 9 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona Sec 26 : SE 4 , Sec 34 : N 2 , SE 4 Sec 35: All Township 10 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona Sec 3 : All Sec 11 : N 2 , N 2 SW 4 , SW 4 SW 4 Sec 26 : E 2 SE 4 Sec 27 : S 2 SW 4 , SW 4 SE 4 Sec 28 : SE 4 SE 4 Sec 33 : E 2 NE 4 , NE 4 SE 4 Sec 34 : SE 4 NE 4 , W 2 , NE 4 SE 4 , NW 4 NE 4 Sec 35 : NE 4 NE 4 , S 2 N 2 , N 2 SW 4 , NW 4 SE 4 Township 10 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona Sec 6: Lots 1, - 4 Township 11 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona Sec 4 : SW 4 SW 4 Sec 5 : Lot 2 , S 2 NE 4 , SE 4 Total Lease Acreage: 3960.80 Legal Description PRIVATE LANDS 19

The Old Republic Title Co. I 00% SPO Land & Cattle, Inc. (Sidney Maddock) 100% Ridgeway Arizona Oil Corp. I 00% Working Interest Percentat?e None None Overriding Royalty Percenta2e The Old Republic Title Co. l00% SPO Land & Cattle, Inc. (Sidney Maddock) 100% Ridgeway Arizona Oil Corp. I 00% Lessee of Record Percentat?e The Old Republic Title Co. 100% SPOLand & Cattle, Inc. (Sidney Maddock) I 00% Prize Energy Resources, L . P. 25% Basic Royalty Percentat?e Un - leased Un - leased 2011 - 00593 2005 - 010980 12 - 15 - 2011 2011 - 00593 2005 - 0 I 0980 Serial Number Expiration Date 137.00 280.00 320.00 1120.00 320.00 Acres Township 12 North Range 29 East Gila and Salt River Meridian Apache County, Arizona Sec 9: Lot #3, Lot #4, Lot #5 North of Highway Township 9 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona Sec 8: NW2N2, NE4NE4, NW4NE4, Sec 15: SW4, W2SE4, NE4SE4 Township 10 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona Sec 20: SE4SE4, SW4NE4, SE4NE4 Township 12 North, Range 29 East Gila and Sa l t River Meridian Apache County, Arizona Sec 20 : E 2 NE 4 , SW 4 NE 4 , SE 4 NW 4 , NE 4 SE 4 , W 2 SE 4 , SW 4 SW 4 Township 12 North, Range 30 East Gila & Salt River Meridian Apache County, Arizona Sec 12 : NE 4 , S 2 Sec 26 : S 2 NW 4 , N 2 SW 4 , SE 4 Sec 27 : NE 4 , Sec 35 : NE 4 Township 12 North, Range 31 East Gila & Salt River Meridian Apache County, Arizona Sec 7 : NE 4 , SE 4 SW 4 , N 2 SE 4 , SWRSE 4 Total Lease Acreage: 4,640.13 Legal Description PRIVATE LANDS 20

YC&R an Arizona Limited Partnership l 00% Elaine Rogers 100% Working Interest Percentaee None None Overriding Royalty Percenta2e YC&R an Arizona Limited Partnership 100% Elaine Rogers 100% Lessee of Record Percenta2e YC&Ran Arizona Limited Pa1tnership 100% Elaine Rogers 100% Basic Royalty Percenta2e Un - leased Un - leased Serial Number Expiration Date 29,024.73 1312.95 160.00 Acres Total Private Lease Acreage Township 8 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona Sec S: Lot 3, S2NW4 Sec 6: Lots 2,3,5,6, SE4NW4, NE4SW4, SW4NE4, NW4SE4, SE4NW4 Sec 8: E2SW4, SE4NW4, SW4NE4 Township 9 North Range 3 I East Gila and Salt River Meridian Apache County, Arizona Sec 27: W2NW4, E2SW4, NW4SW4,SW4SE4 , Lot4 Sec 28: E2E2 Township 9 N01th Range 30 East Gila and Salt River Meridian Apache County, Arizona Sec 14: N2S2 Legal Description STATE LANDS 21

Exhibit "B"
Schedule Showing the Percentage and Kind of Ownership of Oil and Gas Interests
St. Johns CO_2 Unit Area
Apache County, Arizona
Federal Oil & Gas Lease Within Unit Boundary

	Legal Description STATE LANDS	Acres	Serial Number Expiration Date	Basic Royalty Percentage	Lessee of Record Percentage	Overriding Royalty Percentage	Working Interest Percentage
	Township 8 North, Range 31 East Gila and Salt River Meridian Apache County Arizona **Sec 5:** SW **Sec 6:** SESW, NESE, S2SE **Sec 7:** NE **Sec 8:** SE	640.00	Un-leased	DOI 12.5%	DOI 100%		DOI 100%
	Township 10 North, Range 30 East Gila and Salt River Meridian Apache County Arizona **Sec 14:** All **Sec 23:** All **Sec 25:** NW2N2, NW4NE4	1480.00	Un-leased	DOI 12.5%	DOI 100%		DOI 100%
	Township 10 North, Range 31 East Gila and Salt River Meridian Apache County Arizona **Sec 3:** Lots 1,2,5,6,7, SW4NE4, SE4NW4, E2SW4, W2SE4 **Sec 10:** Lots 1-4, W2NE2, E2NW2, W2SE4, E2SW4	797.06	Un-leased	DOI 12.5%	DOI 100%		DOI 100%
	Township 12 North, Range 29 East Gila and Salt River Meridian Apache County Arizona **Sec 18:** Lots 2,3,4, E2SW4, SE4, SW4NE4 **Sec 21:** All **Sec 27:** All **Sec 28:** All	2341.71	Un-leased	DOI 12.5%	DOI 100%		DOI 100%
	Township 12 North, Range 30 East Gila and Salt River Meridian Apache County Arizona **Sec 8:** S2S2 **Sec 23:** All (No Leasing Closed to Air Navigation Site) **Sec 26:** N2N2, S2NE4, S2SW4	1120.00	Un-leased	DOI 12.5%	DOI 100%		DOI 100%
	Total	**6,378.77**					

22

YC&R an Arizona Limited Partnership 100% Elaine Rogers 100% The Old Republic Title Co. 100% SPOLand & Cattle, Inc. (Sidney Maddock) 100% Working Interest Percenta2e None None None None Overriding Royalty Percenta2e YC&R an Arizona Limited Partnership 100% Elaine Rogers 100% The Old Republic Title Co. 100% SPO Land & Cattle, Inc. (Sidney Maddock) 100% Lessee of Record Percenta2e YC&Ran Arizona Limited Partnership 100% Elaine Rogers 100% The Old Republic Title Co. 100% SPOLand & Cattle, Inc. (Sidney Maddock) 100% Basic Royalty Percenta2e Un - leased Un - leased Un - leased Un - leased Serial Number Expiration Date 1312.95 160 . 00 137.00 280.00 120.00 Acres Township 8 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona Sec 5: Lot 3, S2NW4 Sec 6: Lots 2,3,5,6, SE4NW4, NE4SW4, SW4NE4, NW4SE4, SE4NW4 Sec 8: E2SW4, SE4NW4, SW4NE4 Township 9 North Range 31 East Gila and Salt River Meridian Apache County, Arizona Sec 27: W2NW4, E2SW4, NW4SW4, SW4SE4, Lot 4 Sec 28: E2E2 Sec 34: Lot I, NW4NE4 Township 9 North Range 30 East Gila and Salt River Meridian Apache County, Arizona Sec 14: N2S2 Township 12 North Range 29 East Gila and Salt River Meridian Apache County, Arizona Sec 9: Lot #3, Lot #4, Lot #5 North of Highway Township 9 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona Sec 8: NW2N2, NE4NE4, NW4NE4, Sec 15: SW4, W2SE4, NE4SE4 Township IO North, Range 30 East Gila and Salt River Meridian Apache County, Arizona Sec 20: SE4SE4, SW4NE4, SE4NE4 Legal Description Private Private Private Private Kind Exhibit "E" Schedule Showing the Percentage and Kind of Ownership of Oil and Gas Interests Excluded from St. Johns CO 2 Unit Area Apache County, Arizona 23

Hunt Oil USA 100% Hunt Oil USA 100% DOI 100% DOI 100% DOI 100% DOI 100% DOI 100% Working Interest Percentage Overriding Royalty Percenta2e Hunt Oil USA 100% Hunt Oil USA 100% DOI 100% DOI 100% DOI 100% DOI 100% DOI 100% Lessee of Record Percenta2e State of Arizona All (12.5% royalty) State of Arizona All (12.5% royalty) DOI 12.5% DOI 12.5% DOI 12.5% DOI 12.5% DOI 12.5% Basic Royalty Percenta2:e 13 - 111555 1 - 15 - 12 13 - 111553 1 - 15 - 12 Un - leased Un - leased Un - leased Un - leased Un - leased Serial Number Expiration Date 1009.44 316.62 1120.00 2341.71 797.06 1480 . 00 640,00 Acres Township 11 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona Sec 27: SW Sec 35: All ex M&B in NE Sec 36: S2 (All sections Closed - Gen Plant CP 9848 Township 11 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona Sec 30: Lots 3, 4, E2SW, SE Township 12 North, Range 30 East Gila and Salt River Meridian Apache County Arizona Sec 8: S2S2 Sec 17: N2N2 Sec 23: All (No Leasing Closed to Air Navigation Site) Sec 26: N2N2, S2NE4, S2SW4 Township 12 North, Range 29 East Gila and Salt River Meridian Apache County Arizona Sec 12: W2NW4, N2NE4, SW4NE4, Sec 18: Lots 2,3,4, E2SW4, SE4, SW4NE4 Sec 21: All Sec 27: All Sec 28: All Township IO North, Range 31 East Gila and Salt River Meridian Apache County Arizona Sec 3: Lots 1,2,5,6,7, SW4NE4, SE 4 NW 4 , E 2 SW 4 , W 2 SE 4 Sec 10 : Lots 1 - 4 , W 2 NE 2 , E 2 NW 2 , W 2 SE 4 , E 2 SW 4 Township IO North, Range 30 East Gila and Salt River Meridian Apache County Arizona Sec 14: All Sec 23: All Sec 25: NW2N2, NW4NE4 Township 8 North, Range 31 East Gila and Salt River Meridian Apache County Aiizona Sec 5: SW Sec 6: SESE, NESE, S2SE Sec 7: NE Sec 8: SE Legal Description State State DOI DOI DOI DOI DOI Kind 24

Hunt Oil USA 100% Hunt Oil USA 100% Hunt Oil USA 100% Hunt Oil USA 100% Hunt Oil USA 100% Hunt Oil USA 100% Hunt Oil USA 100% Hunt Oil USA 100% Working Interest Percental!e I Overriding Royalty Percenta2e Hunt Oil USA 100% Hunt Oil USA 100% Hunt Oil USA 100% Hunt Oil USA 100% Hunt Oil USA 100% Hunt Oil USA 100% Hunt Oil USA 100% Hunt Oil USA 100% Lessee of Record Percental!e State of Arizona All (12.5% royalty) State of Arizona All (12.5% royalty) State of Arizona All (12.5% royalty) State of Arizona All (12.5% royalty) State of Arizona All (12.5% royalty) State of Arizona All (12.5% royalty) State of Arizona All (12.5% royalty) State of Arizona All (12.5% royalty) Basic Royalty Percental!e 13 - 110508 7 - 30 - 12 13 - 110506 7 - 30 - 12 13 - 110504 7 - 30 - 12 13 - 110501 7 - 30 - 12 13 - 111980 4 - 29 - 12 13 - 111978 4 - 29 - 12 13 - 111977 4 - 29 - 12 13 - 111556 1 - 15 - 12 Serial Number Exoiration Date 955.80 2200.00 640.00 1280 . 00 2261.84 80.40 300.60 1929.01 Acres Township 12 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona Sec 19: Lot I, N2NE, NENW Sec 20: N2N2 Sec 33: All Township 11 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona Sec 9: NENE, S2NE, W2, SE Sec 13: N2 Sec 15: All Sec 16: All Township 9 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona Sec 36: All Township 9 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona Sec: 32: All Sec 33: All Township 8 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona Sec 2: Lots 1 - 5, SWNW, W2SW Sec 3: Lots 1 - 4, S2N2, S2 Sec 4: Lots 1 - 4, S2N2, S2 Sec 10: All Township 11 North, Range 29 East Gila and Salt River Meridian Apache County, Arizona Sec. 4: Lot 3, SENW Township 10 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona Sec. 18: Lots 1 - 4 Sec. 19: Lots 1 - 4 Township 8 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona Sec 5: Lots I, 2, 4, S2NE, SE Sec 6: Lot 1, 4, 7 Sec 7: Lots 1 - 4, E2W2, SE Sec 8: NENW, W2NW, N2NE, SENE, W2SW Sec 9: E2, E2W2, W2W2 Legal Description State State State State State State State State Kind 25

Kind	Legal Description	Acres	Serial Number Expiration Date	Basic Royalty Percentage	Lessee of Record Percentage	Overriding Royalty Percentage	Working Interest Percentage
State	Township 10 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 24:** All	640.00	13-110620 7-30-12	State of Arizona All (12.5% royalty)	Hunt Oil USA 100%		Hunt Oil USA 100%
State	Township 10 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 4:** Lots 1-4, S2NE, S2NW **Sec 10:** SESE **Sec 13:** All **Sec 15:**NE **Sec 20:** N2NW, SWNW, SW **Sec 34:** SWNE, NWSE, S2SE **Sec 35:** NESE, S2S2 **Sec 36:** All	2448.60	13-110621 7-30-12	State of Arizona All (12.5% royalty)	Hunt Oil USA 100%		Hunt Oil USA 100%
State	Township 9 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona **Sec 27:** SWSW **Sec 28:** W2E2, W2 **Sec 31:** Lots 1,2, E2NW, NE, NESW, N2SE **Sec 34:** Lots 2,3,4, W2SE, SWNE, W2	1436.41	13-110625 7-30-12	State of Arizona All (12.5% royalty)	Hunt Oil USA 100%		Hunt Oil USA 100%
	Township 12 North, Range 30 East Gila and Salt River Meridian Apache County, Arizona **Sec 15:** All **Sec 16:** All **Sec 17:** S2N2, S2 **Sec 18:** Lots 2-4 S2NE, SENW, E2SW, SE	2228.02	13-110660 7-30-12	State of Arizona All (12.5% royalty)	Hunt Oil USA 100%		Hunt Oil USA 100%
State	Township 10 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona **Sec 19:** Lots 1-4, E2W2, E2 **Sec 20:** All **Sec 21:** All **Sec 22:** SENW, Lots 1-4, W2E2, NENW, W2NW, SW	2433.56	13-110663 7-30-12	State of Arizona All (12.5% royalty)	Hunt Oil USA 100%		Hunt Oil USA 100%
State	Township 10 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona **Sec 15:** Lots 1-4, W2, W2E2 **Sec 16:** All **Sec 17:** All **Sec 18:** Lots 1-4, E2W2, E2	2431.26	13-110664 7-30-12	State of Arizona All (12.5% royalty)	Hunt Oil USA 100%		Hunt Oil USA 100%

26

Hunt Oil USA 100% Working Interest Percenta2e Overriding Royalty Percentage Hunt Oil USA 100% Lessee of Record Percentage State of Arizona All (12.5% royalty) Basic Royalty Percentage 13 - 110666 7 - 30 - 12 Serial Number Expiration Date 32,936.02 1955.74 Acres Total Excluded from Unit Area Township 10 North, Range 31 East Gila and Salt River Meridian Apache County, Arizona Sec 3: Lots 3, 4, SWNW, W2SW Sec 4: Lots 1 - 4, S2N2, S2 Sec 5: Lots 1 - 4, S2N2, S2 Sec 6: Lots 5 - 7, S2NE, SE, SENW, E2SW Legal Description State Kind RECAP: St Johns CO 2 Unit Area Arizona State Land Lease Acreage: Private Lease Acreage: Federal Lease Acreage: Total Unit Area: Ridgeway/ ASLD Acreage : Ridgeway/Private Acreage : Total Ridgeway Acreage : Hunt/ASLD Acreage: Un - leased Private Acreage: Un - leased BLM Acreage: Total Non - pa11icipating Acreage: 137,527.64 29,024.73 6.378.77 172,931.14 111,514.33 27.014.78 138,529.11 26,013.31 2,009.95 6,378.77 34,402.03 27

ARJZONA STATE LAND DEPARTMENT ARIZONA STATE LAND DEPARTMENT By i - - DateofExecution : Ianvary 18 ,2 012 By: Maria Baier, Arizona State Land Commissioner ign, ture of Officer Address: Arizona State Land Department 1616 West Adams Street Phoenix , AZ 85007 ... ' . Amendment to Unit Agreement of February 1, 2009 (KE 56 - 114413) Section 9 of the Unit Agreement for the Development and Operation of the St Johns Gas Unit in Apache County, Arizona with the Effective Date of February 1 , 2009 , is hereby amended to read as follows : 9 . UNIT DEVELOPMENT . Unit Operator has heretofore completed wells capable of producing unitized substances within the unit area . From the date of this amendment and by the fourth anniversary of the Effective Date, Unit Operator shall drill not less than two (2) additional wells within the unit area to test for, and if applicable complete for production of , unitized substances . Acknowledgment in a Representative Capacity sTATE oF Ari 2.011.a COUNTY OF yrlar,c (Xl ) ) ) SS. The foregoing instrument was acknowledged before me this day of .Jdr \ ()OfY , 2012 , by Maria Baier, Arizona State Land Commissioner of the Arizona State Land Department. My commission expires : St.pt:. 25,20/ E - Notary Public OFFICIAL SEAL CARINA E. CHAVIRA Notary Public • Stat. of Arizona MARICOPA COUNTY My Comm . Expires Sept . 25, 2014

UNITED STATES BUREAU OF LAND MANAGEMENT	
U. S. BUREAU OF LAND MANAGEMENT Date of Execution: January 19, 2012 Name: Rebecca Heick Title: Branch Chief, M+L Address: Arizona State Office Suite 800 One North Central Avenue Phoenix, AZ 85004-2203	By Rebecca Heick Signature of Officer

Acknowledgment in a Representative Capacity

STATE OF Arizona)
) SS.
COUNTY OF Maricopa)

SUSAN K. WILLIAMS
NOTARY PUBLIC - ARIZONA
MARICOPA COUNTY
My Commission Expires
April 29, 2012

The foregoing instrument was acknowledged before me this _____ day of ____________, 2012, by Susan K Williams, the Notary of the U S Bureau of Land Management.

My commission expires: 4/29/2012 Susan K Williams
Notary Public

UNIT OPERATOR AND WORKING INTEREST OWNER	
RIDGEWAY ARIZONA OIL CORPORATION Date of Execution: January 24, 2012 By: Barry Lasker, President Address: Ridgeway Arizona Oil Corporation Suite 610, One Riverway Houston, TX 77056	By [signature] Signature of Officer

Acknowledgment in a Representative Capacity

STATE OF Texas)
) SS.
COUNTY OF Harris)

The foregoing instrument was acknowledged before me this 24th day of January, 2012, by Barry Lasker, President of Ridgeway Arizona Oil Corporation, on behalf of the company.

My commission expires: 3/20/12 Kelly Watson
Notary Public

KELLY WATSON
NOTARY PUBLIC
STATE OF TEXAS
EXPIRES
03-20-13

Amendment to Unit Agreement of February 1, 2009 (KE 56-114413)

The first sentence of Section 20 of the *Unit Agreement for the Development and Operation of the St. Johns Gas Unit in Apache County, Arizona* with the Effective Date of February 1, 2009, is hereby amended to read as follows:

20. EFFECTIVE DATE AND TERM. Subject to approval by the Federal AO and the State AO or their duly authorized representatives, this agreement shall become effective as of February 1, 2009 (the "Effective Date"), and shall remain in effect for **eight (8)** years from the Effective Date and so long thereafter as unitized substances can be produced in quantities sufficient to pay for the cost of producing same from wells on unitized land within any Participating Area established hereunder. (*This amends ONLY the first sentence of the first paragraph of Section 20; the remainder of the Section is as per the original Unit Agreement language.*)

ARIZONA STATE LAND DEPARTMENT	
ARIZONA STATE LAND DEPARTMENT Date of Execution: May 14, 2012 By: Maria Baier, Arizona State Land Commissioner Address: Arizona State Land Department 1616 West Adams Street Phoenix, AZ 85007	By ____________ Signature of Officer

Acknowledgment in a Representative Capacity

STATE OF Arizona)
) SS.
COUNTY OF Maricopa)

The foregoing instrument was acknowledged before me this 14th day of May, 2012, by Maria Baier, Arizona State Land Commissioner of the Arizona State Land Department.

My commission expires: Sept. 25, 2014 Carina E. Chavira
Notary Public

OFFICIAL SEAL
CARINA E. CHAVIRA
Notary Public - State of Arizona
MARICOPA COUNTY
My Comm. Expires Sept. 25, 2014

UNITED STATES BUREAU OF LAND MANAGEMENT	
U. S. BUREAU OF LAND MANAGEMENT Date of Execution: May 17, 2012 Name: Rebecca Heick Title: Group Administrator, Lands & minerals Address: Arizona State Office Suite 800 One North Central Avenue Phoenix, AZ 85004-2203	By Rebecca Heick Signature of Officer

Acknowledgment in a Representative Capacity

STATE OF Arizona)
) SS.
COUNTY OF Maricopa)

The foregoing instrument was acknowledged before me this 17th day of May, 2012, by Rebecca Heick, the Group Administrator of the U S Bureau of Land Management.

My commission expires: May 15, 2016 Margaret J Walker
Notary Public

MARGARET J. WALKER
Notary Public - Arizona
Maricopa County
My Comm. Expires May 15, 2016

UNIT OPERATOR AND WORKING INTEREST OWNER	
KINDER MORGAN CO_2 COMPANY, L.P. Date of Execution: May 31, 2012 By: S. Paul Nunley, Attorney in Fact Address: Kinder Morgan CO_2 Company, L.P. Suite 1000, 500 Dallas Houston, TX 77002	By [signature] Signature of Officer

Acknowledgment in a Representative Capacity

STATE OF Texas)
) SS.
COUNTY OF Harris)

The foregoing instrument was acknowledged before me this 31st day of May, 2012, by S. Paul Nunley, Marketing/Land Director of Kinder Morgan CO_2 Company, L.P., on behalf of the company.

My commission expires: 5/4/14 Christi Hartman
Notary Public

CHRISTI HARTMAN
Notary Public
STATE OF TEXAS
My Comm. Exp. 05/04/2014

ARIZONA STATE LAND DEPARTMENT . By 1 J !l f l lef ) I ARIZONA STATE LAND DEPARTMENT Date of Execution : No VE - "f i ] c,£/ 2? , 2016 By: Lisa A . Atkins, State Land Commissioner Signature of Officer Address: Arizona State Land Department 1616 West Adams Street Phoenix , AZ 85007 Amendment to Unit Agreement of February 1, 2009 (KE 56 - 114413) The first sentence of Section 20 of the Unit Agreement for the Development and Operation of the St . Johns Gas Unit in Apache County, Arizona with the Effective Date of February 1 , 2009 , is hereby amended to read as follows : 20 . EFFECTIVE DATE AND TERM . Subject to approval by the Federal AO and the State AO or their duly authorized representatives , this agreement shall become effective as of February 1 , 2009 (the "E ffective Date " ), and shall remain in effect for thirteen (13) years from the Effective Date and so long thereafter as unitized substances can be produced in quantities sufficient to pay for the cost of producing same from wells on unitized land within any Participating Area established hereunder . (This amends ONLY the first sentence of the first paragraph of Section 20 ; the remainder of the Section is as per the original Unit Agreement language . ) Acknowledgment in a Representative Capacity STATE OF fu" USYJ(A_ SS. (i J - . DEBORAH MOSAKOWSKI Notary Public • Arizona Maricopa County My Comm. Expires Mar 10, 2020

UNIT OPERA TOR AND WORKING INTEREST OWNER KINDER MORGAN CO 2 COMPANY , L . P . Date of Execution : Deee . tHhell 5 ' 2016 By : Kenneth H . Havens , Jr . , Vice President Source & Transportation Address: Kinder Morgan CO 2 Company , L.P. Suite I 000 , I 00 I Louisiana Street Houston , TX 77002 UNITED STATES BUREAU OF LAND MANAGEMENT By U . S. BUREAU OF LAND MANAGEMENT Date of Execution: No 1? . 2016 Name : t<e. b !. Ur,,. Id(:, i c.. Title: D.5b, l a ndc >2Hn.f , ,.. - " - k · f11., - r1y Address: Arizona State Office Suite 800 One North Central Avenue Phoenix , AZ 85004 - 2203 Signature of Officer Acknowledgment in a Representative Capacity STATEOF M ) COUNTY OF f (. / J'l,{11 -- , ] SS . ,; " ;rhe forego;n 1 ;nstr m• p) was acknow ]edged befoce meth;, , '30 day of ; '/[D I 6 , by be [;.ca . 7T cfll [ the l:J5/) / - .tJ.idSi M41e!.fi& fthe US Bureau of Land Management. ' ,t - ,e/ Ptr:r -- d My commission expires: /J_(Ji/Ctnf:er@; d0{ f} Notary Public TAMRAJ. EMMETT NOTA !lY PUBLIC - ARIZONA PIMACOUNlY My commission Expires November 25, 2017 Acknowledgment in a Representative Capacity STATE OF \ - ex_a.5 COUNTY OF 1 - \ {.(J'"r - 'tS ) ) ) SS . The foregoing instrument was acknowledged before me this 5 day of D«_ 2 mb . er , 2016 , by Kenneth H . Havens, Jr . , Vice President of Source & Transportation of Kinder Morgan CO 2 Company, L . P . , on behalf of the company . My commission expires: If/ ;;... { ( 8'

Amendment to Unit Agreement of February 1, 2009 (KE 56-114413)

The first sentence of Section 20 of the *Unit Agreement for the Development and Operation of the St. Johns Gas Unit in Apache County, Arizona* with the Effective Date of February 1, 2009, is hereby amended to read as follows:

20. EFFECTIVE DATE AND TERM. Subject to approval by the Federal AO and the State AO or their duly authorized representatives, this agreement shall become effective as of February 1, 2009 (the "Effective Date"), and shall remain in effect for **eighteen (18)** years from the Effective Date and so long thereafter as unitized substances can be produced in quantities sufficient to pay for the cost of producing same from wells on unitized land within any Participating Area established hereunder. (*This amends ONLY the first sentence of the first paragraph of Section 20; the remainder of the Section is as per the original Unit Agreement language.*)

<table>
<tr><td colspan="2">ARIZONA STATE LAND DEPARTMENT</td></tr>
<tr><td>ARIZONA STATE LAND DEPARTMENT

Date of Execution: Sept 15, 2022
By: Lisa A. Atkins, State Land Commissioner

Address: Arizona State Land Department
1110 West Washington Street
Phoenix, AZ 85007</td><td>By Lisa A. Atkins
Signature of Officer</td></tr>
</table>

Acknowledgment in a Representative Capacity

STATE OF Arizona)
) SS.
COUNTY OF Maricopa)

The foregoing instrument was acknowledged before me this 15th day of September, 2022, by Lisa A. Atkins, State Land Commissioner of the Arizona State Land Department.

My commission expires: 1-24-24 Christine Thurston
Notary Public

CHRISTINE THURSTON
Notary Public, State of Arizona
Maricopa County
Commission # 575724
My Commission Expires
January 24, 2024

:, """ INTEREST OWNER UNIT OPERATOR AND WORKING ;;.. - 1 - c: w Plateau Carbon, LLC 4r - Date of Execution: - LJ lyJ0yu l!:[_,2022 By: Steven Looper Address: Plateau Carbon , LLC 2000 Bering Drive, Suite 210 Houston , TX 77057 70.r v · l.d {/': By UNITED STATES BUREAU OF LAND MANAGEMENT By U.S. BUREAU OF LAND MANAGEMENT Date of Execution : JU 1!2 I \ , 2022 Name: Ml \ ir - Mo t' r , Ocpv. \ - , s;ld · t Di.... .._c,io.,... Title: L<i "'d.s . (YJ.j n t.rc I, t tr>Nf 'J Address: Arizona State Office Suite 800 One North Central Avenue Phoenix, AZ 85004 - 2203 1 '.'.1 • ] ...... c:::, :J: ...... i}.:b s 1 f1 = - < - X . ' - :r,, . , 0 ::;t,; . . , .,.. . Signature of Officer r' - l ...:.. t c , ;.. · 1 , fi '1: - 5 • ', , ... ' '.t,. I ; • - :a j ....,_ , >x , ' : , Acknowledgment in a Representative Capacity STATE OF ) ) COUNTYOF - --- - ) SS . ..J The foregoing instrument was acknowledged before me this day of ,2022 , by ,the of the U S Bureau of Land Management. My commission expires: Notary Public CJ : . :: · - ') ... :. - - n 1, - . - _ri - · - :tl r, ' r - J _ ,. - - ; . - :t : ? - - r - :i,.,. ·, , z_J. - - ,:' " Acknowledgment in a Representative Capacity -- - STATE OF ) MClO ) t COUNTY OF ) ) SS. .L . - / - { . • - . --- , The foregoing instrument was acknowledged before me this / day of w tv by Steven Looper , CEO of Plate u Crbon, LLC, on) o My commission expires: /JI /)Od') ,., a._ : , J , - ® c; a •MrlP> ,e e a e <> e . 1, Jacqueline Mancuso * * My Commission Expires 9/21/2025 Notary ID 8097187